UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

ETFis Series Trust I
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
New York, NY 10036
(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ETFis Series Trust I

INFRACAP REIT PREFERRED ETF

VIRTUS INFRACAP U.S. PREFERRED STOCK ETF

VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF

VIRTUS LIFESCI BIOTECH PRODUCTS ETF

VIRTUS NEWFLEET MULTI-SECTOR BOND ETF

VIRTUS PRIVATE CREDIT STRATEGY ETF

VIRTUS REAL ASSET INCOME ETF

Virtus WMC International Dividend ETF
(formerly, Virtus WMC Global Factor Opportunities ETF)

INFRACAP MLP ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also other communications such as prospectuses from the Fund electronically, or you alternatively may elect to receive all future shareholder reports in paper free of charge. Please contact your financial intermediary to make your request and to determine whether an election made with the financial intermediary will apply to all funds in which you own shares through that intermediary.

ANNUAL REPORT
October 31, 2020

Shareholder Letter (unaudited)

December 2020

Dear Fellow ETFis Funds Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the ETFis Series Trust I (the “Trust”) for the annual fiscal period ended October 31, 2020.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•InfraCap REIT Preferred ETF (PFFR)

•Virtus InfraCap U.S. Preferred Stock ETF (PFFA)

•Virtus LifeSci Biotech Clinical Trials ETF (BBC)

•Virtus LifeSci Biotech Products ETF (BBP)

•Virtus Newfleet Multi-Sector Bond ETF (NFLT)

•Virtus Private Credit Strategy ETF (VPC)

•Virtus Real Asset Income ETF (VRAI)

•Virtus WMC International Dividend ETF (VWID) – formerly the Virtus WMC Global Factor Opportunities ETF traded under symbol VGFO

•InfraCap MLP ETF (AMZA)

Over the months of March and April 2020, many investors faced heightened volatility. While the risks and uncertainty may continue, our commitment to the shareholders of our ETFs remains our highest priority.

On behalf of Virtus ETF Advisers LLC (the “Adviser”) and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. For more information about the fund and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley
President

ETFis Series Trust I

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

October 31, 2020

InfraCap REIT Preferred ETF

Management’s Discussion of Operations

Overview

The InfraCap REIT Preferred ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of an index composed of preferred shares listed on U.S. Exchanges and issued by Real Estate Investment Trusts (“REITs”), as represented by the Indxx REIT Preferred Stock Index (“the Index”). Although the Fund generally intends to replicate the component securities of the Index, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to shareholders. The Fund may invest in a representative sample of securities included in the Index that collectively has a profile similar to the Index. If the Fund uses a representative sampling strategy, the Fund may or may not own all of the securities that are included in the Index.

Market Update

In the fiscal year ended October 31, 2020, the Fund’s total return based on net asset value was -8.06%, while the Index returned -8.22% during the same period.

During the period, the nationwide implementation of business shutdowns and strict social distancing measures in an effort to slow the spread of the COVID-19 pandemic directly impacted REITs across all segments. Two of the Fund’s REIT positions, Ashford Hospitality Trust (“Ashford”) and Hersha Hospitality Trust (“Hersha”), contributed significantly to the Fund’s negative returns during the period. Ashford and Hersha are both hotel-focused REITs that utilize significant leverage. Both issuers experienced significant business disruptions and unprecedented declines in room occupancy and revenue per available room as a result of COVID-19. The Fund held multiple issues of Ashford preferreds, which were down -65.97% on average over the period. As of October 31, 2020, the Fund’s position in all issues of Ashford preferreds was 0.58%. The Fund held two issues of Hersha, Series D and Series E, which were down -30.15% and -33.04%, respectively, over the period.

Two of the strongest contributors to the Fund during the period were Farmland Partners, Inc. (“Farmland Partners”) and Rexford Industrial Realty (“Rexford”). Farmland Partners is a farmland-focused REIT that targets long-term farm tenants and high-quality farmland. Rexford is an industrial-focused REIT that owns and operates properties throughout Southern California’s infill markets. The Fund held one issue of each of Farmland Partners and Rexford, Series B and Series C, which were up 10.21% and 9.93%, respectively, over the period.

Preferred shares are fixed income securities, and prices are influenced by changes in long-term interest rates. During the fiscal year, the yield on the 30-year U.S. Treasury bond fell 52 basis points, from 2.17% to 1.65%. Yields on preferred stocks rose during this period, which we believe reflects investor concern over credit quality and the duration of the COVID-19 pandemic.

Dividend Payment

In the fiscal year ended October 31, 2020, the Fund made monthly dividend payments in the amount of $0.12 per share and paid a special dividend of $0.02 per share in December 2019. While the Fund plans to continue paying monthly dividends, dividends are not guaranteed. The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this, the Fund may distribute less than the full amount of income earned during a specific period, preserving income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

Outlook

We believe REIT preferred securities offer an attractive way to access current market dislocations resulting from the COVID-19 pandemic. Economies appear to be returning to normal operations and federal monetary policy and stimulus have supported market recovery. As interest rates remain low, we believe preferred securities will continue to offer attractive yields and investors can access REIT preferred securities at discounted prices.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

InfraCap REIT Preferred ETF (continued)

EXPOSURE BY RATING (%) as of 10/31/20

A-	5.0%
BBB+	0.8%
BBB	12.5%
BBB-	8.0%
BB+	8.6%
BB	5.8%
B	0.7%
B-	0.6%
NR	56.2%

Credit quality ratings on underlying securities of the Fund are received from S&P, Moody’s, and Fitch and converted to the equivalent S&P major rating category. This breakdown is provided by Infrastructure Capital Advisors, LLC and takes the median rating of the three agencies when all three agencies rate a security, the lower of the two ratings if only two agencies rate a security, and one rating if that is all that is provided. Unrated securities do not necessarily indicate low quality. A credit rating below investment-grade is represented by a rating of BB and below. Ratings and portfolio credit quality may change over time. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx REIT Preferred Stock Index[1]
1 Year	(8.06)%	(9.17)%	(8.22)%
Since Inception[2]	2.23%	2.02%	2.72%

1 The Indxx REIT Preferred Stock Index is a market cap weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by Real Estate Investment Trusts listed in the U.S. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Real Estate Investments: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

InfraCap REIT Preferred ETF (continued)

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Market Volatility: Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus InfraCap U.S. Preferred Stock ETF

Management’s Discussion of Operations

Overview

Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) seeks to provide current income and, secondarily, capital appreciation through an actively-managed portfolio of high quality U.S. preferred stocks. Callable preferred securities exhibiting a low or negative yield to call are generally excluded from the portfolio. The Fund utilizes options strategies and modest leverage to enhance income and total return.

Market Update

The fiscal year ended October 31, 2020 was characterized by extraordinary volatility in the financial markets. The emergence of the COVID-19 global pandemic in February 2020 led to an economic shutdown and the most rapid collapse in U.S. economic activity in modern history. The Federal Reserve and the U.S. Treasury took dramatic action to stabilize the economy and global financial markets, which was largely successful. Rates on 10-year and 30-year U.S. Treasury bonds plunged to historic lows. The Federal Reserve pledged to keep short-term interest rates near zero through 2023. The economy and financial markets rebounded sharply as a consequence of the monetary and fiscal stimulus, but the pace of the rebound slowed as the fiscal year ended. Cyclical segments of the economy lagged sectors that benefitted from lockdown conditions, such as technology.

During the period, the nationwide implementation of business shutdowns and strict social distancing measures in an effort to slow the spread of the COVID-19 pandemic impacted preferred securities across nearly all asset classes. A significant contributor to the Fund’s underperformance as compared to the Fund’s benchmark index during the period was the Fund’s holdings in non-investment grade preferred securities, which were particularly impacted by the COVID-19 pandemic. Two issuers of non-investment grade securities in particular, Ashford Hospitality Trust (“Ashford”) and GasLog Partners LP (“GasLog”) were significant detractors during the period. Ashford is a hotel-focused real estate investment trust (REITs) that utilizes significant leverage. GasLog is an owner, operator, and manager of liquid natural gas carriers and also utilizes significant leverage. Both issuers experienced significant business disruptions and declines in revenues as a result of the COVID-19 pandemic. The Fund held multiple issues of Ashford preferreds, which were down -65.97% on average over the period. As of October 31, 2020, the Fund’s position in all issues of Ashford preferreds was .86%. The Fund held multiple issues of GasLog, specifically Series A and Series B, which were down - 43.76%% and -40.10% over the period.

Two of the Fund’s strongest contributors during the period were NextEra Energy Inc. (“Nextera”) and National General Holdings Corp. (“National General”). Nextera is a diversified clean energy company that focuses on alternative energy sources including wind, solar and nuclear power units. National General is an insurance provider that offers specialty insurance coverage through its various subsidiaries. The Fund held one issue of each of Nextera (NEEPO) and National General (NGHCN), which were up 13.89% and 13.53%, respectively, over the period.

In the twelve months ending October 31, 2020, the Fund’s total return based on net asset value was -18.37%. The Fund’s benchmark index, the S&P U.S. Preferred Stock Index, returned 3.02% during the same period.

The Fund’s portfolio composition emphasizes issuers that own long-lived assets that generate free cash flow. Preferred stocks issued by property REITs and pipelines comprised about 41% and 12% of the Fund’s total assets, respectively, at fiscal year-end. This compares to weightings of approximately 7% and 2% in the benchmark index. Such overweighting negatively contributed to Fund performance during the period. The Fund also had weightings in preferred stocks from utilities and other industrial companies of about 13% and 12%, respectively. This compares to weightings of 13% and 2% for the benchmark index. The Fund was underweighted in financial companies relative to the benchmark index (11% vs. 46% of the Fund’s total assets), but overweight in mortgage REITs (20% vs. 3% of the Fund’s total assets). Such underweighting of financials negatively contributed to Fund performance during the period.

Approximately 51% of the Fund’s total assets were fixed-to-floating rate preferred stocks at fiscal year-end. This compares to about 25% for the benchmark index. These securities have a fixed rate coupon at issue but become a floating rate security after a specified period of time, typically five or ten years after issuance. This structure provides investors with some protection from a rising interest rate environment while offering a higher current yield than that available on securities with coupon rates that float currently. During the period, this overweighting negatively contributed to Fund performance.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Dividend Payments

In the fiscal year ended October 31, 2020, dividend payments were impacted by the market environment. During the first four months of the fiscal year, the Fund made monthly dividend payments in the amount of $0.19 per share and also paid a special dividend of $0.36 per share in December 2019. In March 2020, as a consequence of market disruption related to the COVID-19 pandemic, the Fund reduced leverage and temporarily halted option trading activity. This temporary change reduced the amount of income available for distribution, and the monthly dividend rate was set at $0.15 per share to reflect the current economic environment. While the Fund plans to continue paying monthly dividends, dividends are not guaranteed.

The Fund’s dividend policy is reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 – 24 months. The Fund’s targeted dividend is expected to be covered by its investment company taxable income (which includes ordinary income and short-term capital gains less expenses). For the purpose of calculating income available for distribution, some cash payments from REITs or MLPs treated as Return of Capital for tax or GAAP purposes may be included. Expenses include an 80 basis point advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this, the Fund may distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

The Fund’s current indicated yield based on its closing price on the New York Stock Exchange on October 31, 2020 ($19.05) was 9.45%. The Fund’s current indicated yield based on its Net Asset Value (NAV) per share ($19.26) was 9.34%.

Use of Leverage

As described in the Fund’s prospectus, the Fund may use modest leverage to help achieve its current income objective. The leverage ratio is expected to be maintained in a range of 10-35% of the Fund’s total assets over the long term. The COVID-19 pandemic disrupted the capital markets and caused the prices of non-investment grade securities to plunge. In response to the crisis, the Fund reduced leverage from 19% of NAV as of February 28, 2020 to 10% of NAV as of March 31, 2020. As of October 31, 2020, borrowing amounted to 28.1% of the Fund’s net asset value. The Fund’s use of leverage negatively impacted Fund performance during the period.

The Fund’s cost of borrowing fell during the fiscal year, and borrowed funds generated an attractive positive spread. The Fund borrows at a 120 basis point premium to the 3-month LIBOR rate. The 3-month LIBOR rate fell to 0.22% on October 31, 2020 from 1.90% on October 31, 2019.

Use of Options

As described in the Fund’s prospectus, the Fund may utilize options strategies to boost the amount of income available to distribute to shareholders. The primary activity is covered call writing, which is focused on a small number of common stocks and ETFs owned by the Fund. However, due to high volatility and market conditions, option activity contributed negatively to Fund performance and the Fund reduced the frequency of this activity.

Outlook

The Fund’s manager believes the preferred stock asset class is inefficiently priced and offers active managers the opportunity to add to benchmark returns. The Fund’s manager places special emphasis on maximizing the Fund’s yield-to-call. The Fund’s manager believes that avoiding issues that are callable and trading at prices above the call price will assist in achieving that result. Many preferred stock investors, especially passive funds, ignore the risk of owning issues with a negative yield-to-call.

After collapsing to historic lows, long-term U.S. Treasury rates are moving modestly higher, as confidence in global economic growth appears to be building. The Fund’s manager believes wide interest rate spreads over long-duration U.S. Treasury bonds offer protection from interest rate increases. The Fund’s manager also believes the correlation between the U.S. Treasury bond price moves and price swings in preferred stocks is likely to be moderated by the wide spreads. The Fund’s manager further believes the environment to invest in non-investment grade securities will be favorable in 2021 as spreads widen from long-term U.S. Treasury rate increases.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P U.S. Preferred Stock Index[1]
1 Year	(18.37)%	(19.22)%	3.02%
Since Inception[2]	(0.97)%	(1.20)%	6.04%

1 The S&P U.S. Preferred Stock Index measures performance of the U.S. preferred stock market. Preferred stocks pay dividends at a specified rate and receive preference over common stocks in terms of dividend payments and liquidation of assets. The index is calculated on a total return basis with dividend reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2May 15, 2018.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Sector Focus: To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus LifeSci Biotech Clinical Trials ETF

The Virtus LifeSci Biotech Clinical Trials ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Clinical Trials Index (the “Index”), which is composed of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development.

For the fiscal year ended October 31, 2020, the Fund’s total return based on market price was 47.50%. The Fund’s total return based on net asset value was 47.50%. The Index returned 49.25% during the same period.

Top performing stocks for the Fund’s fiscal year included Forty-Seven, which traded higher after the company agreed to be acquired by Gilead for $95.50 per share in cash. ChemoCentryx, a biopharmaceutical company that engages in the development and commercialization of medicines, contributed positively to Fund returns. ChemoCentryx focuses on inflammatory disorders, autoimmune diseases, and cancer. Its drug candidates, including Avacopan and CCX140, selectively block a specific chemoattractant receptor, leaving the rest of the immune system intact. In addition, the Fund benefited from its position in Moderna, which is developing an mRNA vaccine to fight COVID-19. Moderna is exploring potential optimizations to their processes for generating some of the key raw materials used in the manufacturing of its mRNA vaccines.

Detractors from the Fund’s performance during the 12-month period included NextCure, which engages in the development of small molecule therapeutics for the treatment of patients with cancer. Other detractors were Tricida, a pharmaceutical company that focuses on the development and commercialization of TRC101. This product is a non-absorbed, orally administered polymer drug that is designed to treat metabolic acidosis in patients with chronic kidney disease. Orchard Therapeutics PLC, a clinical stage company engaged in the discovery, development, and commercialization of gene therapies for patients with rare disorders, also detracted from returns.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Clinical Trials Index[1]	S&P 500® Index[2]
1 Year	47.50%	47.50%	49.25%	9.71%
5 Years	7.66%	7.66%	8.42%	11.71%
Since Inception[3]	8.14%	8.12%	8.81%	11.20%

1 The LifeSci Biotechnology Clinical Trials Index is designed to track the performance of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development, typically a Phase 1, Phase 2 or Phase 3 trial, but prior to receiving marketing approval. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus LifeSci Biotech Clinical Trials ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus LifeSci Biotech Products ETF

The Virtus LifeSci Biotech Products ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Products Index (the “Index”), which is composed of U.S.-listed biotechnology stocks with at least one drug therapy approved by the U.S. Food & Drug Administration (“FDA”) for marketing.

For the fiscal year ended October 31, 2020, the Fund’s total return based on market price was 27.44%. The Fund’s total return based on net asset value was 27.27%. The Index returned 28.44% during the same period.

The biggest driver of returns for the Fund was mergers & acquisitions (“M&A”) activity. During the 12-month period, Momenta Pharmaceuticals agreed to be acquired by Johnson & Johnson for $52.50 per share in cash. Immunomedics, which focuses on monoclonal antibody-based products for the targeted treatment of cancer, traded higher after Gilead Sciences announced a definitive agreement to acquire the company for $20.4 billion in cash via tender offer. Other top contributors included Ultragenyx Pharmaceutical, a biopharmaceutical company that engages in the identification, acquisition, development, and commercialization of novel products for the treatment of serious rare and ultra-rare genetic diseases. The company’s products include Mepsevii, which is used to treat Mucopolysaccharidosis VII, and Crysvita, an antibody used for the treatment of XLH.

Detractors from relative Fund performance included Intercept Pharmaceuticals, a biopharmaceutical company that engages in the research, development, and commercialization of novel therapeutics for treating chronic liver diseases. Radius Health, a biopharmaceutical company, made a negative contribution to Fund returns. The company engages in developing and commercializing endocrine therapeutics in the areas of osteoporosis and oncology. Other detractors included Portola Pharmaceuticals, which develops biopharmaceutical therapeutic products. Portola was acquired by Alexion Pharmaceuticals for $1.4 billion in cash, via tender offer. Under the terms of the agreement, Alexion would pay $18 in cash for every target share acquired.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Products Index[1]	S&P 500® Index[2]
1 Year	27.27%	27.44%	28.44%	9.71%
5 Years	9.90%	9.92%	10.84%	11.71%
Since Inception[3]	12.10%	12.11%	13.03%	11.20%

1 The LifeSci Biotechnology Products Index is designed to track the performance of U.S.-listed biotechnology stocks with at least one drug therapy approved by the FDA for marketing. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus LifeSci Biotech Products ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus Newfleet Multi-Sector Bond ETF

The Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

How did the markets perform during the Fund’s fiscal year ended October 31, 2020?

The fiscal year ended October 31, 2020 included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response.

In the final quarter of 2019, investors maintained their appetite for risk assets. Fixed income markets responded favorably to monetary easing by global central banks, positive developments on the trade front, and signs of stability in economic data. Geopolitical developments including trade, Middle East tensions, and European politics, as well as central bank headlines, all continued to be significant market movers. During this period, spread sectors outperformed U.S. Treasuries, led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality. Within spread sectors, corporate credit outperformed securitized sectors such as commercial mortgage-backed securities and asset-backed securities.

In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-09. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.

The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows.

During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the seven months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.

The Federal Reserve (the Fed) lowered its target interest rate twice during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.

During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended October 31, 2020, the Fund’s total return based on market price was 4.75%. The Fund’s total return based on net asset value was 4.51%. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.19% during the same period.

The outperformance of U.S. Treasuries relative to spread sectors was the key driver of the Fund’s relative underperformance for the fiscal year ended October 30, 2020. Among fixed income sectors, the Fund’s allocations to high yield bank loans and emerging market high yield detracted from performance during the period.

The Fund’s allocation to and issue selection within non-agency residential mortgage-backed securities positively contributed to performance for the fiscal year. Issue selection within taxable municipals and the allocation to corporate high yield were also beneficial during the period.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus Newfleet Multi-Sector Bond ETF (continued)

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg Barclays U.S. Aggregate Bond Index[1]
1 Year	4.51%	4.75%	6.19%
5 Years	4.59%	4.63%	4.08%
Since Inception[2]	4.48%	4.51%	4.05%

1The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2August 10, 2015.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus Newfleet Multi-Sector Bond ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus Private Credit Strategy ETF

The Virtus Private Credit Strategy ETF (the “Fund”) strives to deliver an alternative source of yield to traditional fixed income by focusing on the private credit market, particularly companies involved in lending to non-investment grade, small- to mid-sized U.S. companies.

The Fund seeks to track the investment results, before fees and expenses, of the Indxx Private Credit Index (the “Index”), which is comprised of U.S.-listed business development companies (“BDCs”) and closed-end funds that provide significant exposure to private credit.

For the fiscal year ended October 31, 2020, the Fund’s total return based on market price was -21.74%. The Fund’s total return based on net asset value was -21.70%. The Index returned -20.85% during the same period.

The best performing groups for the Fund during the 12-month period were BDCs that are involved in debt and equity financing to lower middle-market companies. These included TriplePoint Venture Growth BDC, which focuses on companies operating in the fields of biofuels, business applications software, and wireless communications equipment, and Goldman Sachs BDC, a specialty finance company that offers senior secured, unitranche, junior secured, and mezzanine debt, as well as equity investments. BlackRock Debt Strategies Fund, a diversified, closed-end management investment company, was another top contributor. Its investment objective is to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans.

Events related to the ongoing pandemic challenged the liquidity profile of many of the securities held in the Fund. Detractors from relative performance included Apollo Investment Corp., a closed-end, externally managed, non-diversified management investment company that engages in the provision of financial solutions. Apollo’s portfolio includes investments in debt, including secured and unsecured debt of private middle-market companies. BlackRock Capital Investment Corp., a debt-focused BDC, also detracted from the Fund’s returns. BlackRock Capital Investment Corp. invests in middle market companies in the U.S. and Canada that operate across a broad range of sectors. The focus is on companies with revenues ranging from $50 million to $1 billion, strong management teams, defensible market positions, and positive cash flows. Another detractor was Capitala Finance Corp., a BDC that provides capital to lower and traditional middle market businesses, which was removed in the third quarter as it no longer met the financial requirements of the Index.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Private Credit Index[1]
1 Year	(21.70)%	(21.74)%	(20.85)%
Since Inception[2]	(10.70)%	(10.72)%	(9.88)%

1 The Indxx Private Credit Index is an index of listed business development companies (“BDCs”) and closed end funds (“CEFs”) with a private credit focus. The Index is designed to serve as a broad-based benchmark for long-only investments in private credit. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Private Credit Funds: Private credit funds that invest in closed-end funds and business development companies bear the risk of these underlying assets, including liquidity, industry, currency, valuation and credit risks.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus Private Credit Strategy ETF (continued)

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Fund of Funds: Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Closed-End Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus Real Asset Income ETF

The Virtus Real Asset Income ETF (the “Fund”) aims to provide passive exposure to high income-producing real asset securities. The Fund seeks to track the investment results, before fees and expenses, of the Indxx Real Asset Income Index (the “Index”), which is comprised of U.S.-listed securities with a history of dividend growth across three real asset categories:

•real estate, including real estate development and real estate investment trusts (“REITs”);

•natural resources, including oil, coal, precious metals, steel, agricultural commodities, and forest products; and

•infrastructure, including electric utilities, telecoms, transportation and master limited partnerships (MLPs).

For the fiscal year ended October 31, 2020, the Fund’s total return based on market price was -21.81%. The Fund’s total return based on net asset value was -21.53%. The Index returned -21.29% during the same period.

The best performers for the Fund during the 12-month period were primarily metals and mining names, including Delek Logistics Partners, which owns and operates logistics and marketing assets for crude oil, intermediate, and refined products. The firm gathers, transports, and stores crude oil. Another successful holding was Newmont Corp., which engages in the production of gold. Newmont operates through the following geographical segments: North America, South America, Australia, and Africa. In addition, Southern Copper Corp. contributed positively to performance. The company engages in the development, production, and exploration of copper, molybdenum, zinc, and silver. It operates through the following segments: Peruvian Operations, Mexican Open-Pit Operations, and Mexican Underground Operations.

The largest detractors from Fund performance were found largely in oil refining and REITs. These names were impacted by the pandemic, as well as the shift by investors to alternative energy sources. The real asset sector experienced declines in line with the broad market in light of the pandemic and related economic concerns. Negative contributors included Washington Prime Group, which engages in the ownership, management, acquisition, and development of retail properties, and CVR Energy, a holding company that engages in the provision of petroleum refining and marketing business. Another top detractor was SL Green Realty Corp., which operates as a REIT. The firm’s business includes the acquisition, development, ownership, management, and operation of commercial and residential real estate properties.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Real Asset Income Index[1]
1 Year	(21.53)%	(21.81)%	(21.29)%
Since Inception[2]	(12.15)%	(12.32)%	(11.74)%

1 The Indxx Real Asset Income Index tracks the performance of US-listed securities in the Real Asset space (Real Estate, Natural Resources and Infrastructure) emphasizing dividend growth. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus Real Asset Income ETF (continued)

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Natural Resources: A fund that focuses its investments in natural resources companies will be more sensitive to conditions affecting their business or operations.

Infrastructure: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus WMC International Dividend ETF

Management’s Discussion of Fund Performance for one-year period through 10/31/2020

During the period presented, the Virtus WMC Global Factor Opportunities ETF (NYSE: VGFO) transitioned to the Virtus WMC International Dividend ETF (NYSE: VWID) (the “Fund”) effective July 20, 2020 (the “Repositioning”). As such, the below commentary reflects performance of the Fund utilizing the VGFO strategy for the period 11/01/2019 – 7/19/2020 and performance of the Fund utilizing the VWID strategy for the period 7/20/2020 – 10/31/2020.

Virtus WMC Global Factor Opportunities ETF (11/01/2019 – 7/19/2020)

Prior to the Repositioning, the Fund was an actively managed ETF that employed a dynamic, global multi-factor strategy that combined a quantitative investment approach with active management. Wellington Management’s proprietary value1, momentum2, and quality3 factors were used to drive stock selection within four distinct world regions—the U.S., Japan, Europe, and Emerging Markets—to create a diversified portfolio which sought to adapt to changes in the risk environment.

Despite extreme levels of volatility following the COVID-19 sell-off in the first quarter of 2020, global equities rose during the period presented, as measured by the MSCI All Country World Index. During the period, U.S. and Emerging Market stocks finished higher, while Europe and Japan equities declined. Growth and momentum factors performed best across all four regions, as companies that tend to screen well for these factors are also the types of companies that were poised to do well during a pandemic-type environment. This includes higher growth companies in the technology, communication services, and biotechnology industries. Meanwhile, higher quality and low volatility factors were mixed across regions, and did not provide the expected level of protection. Value factors performed the worst in each region, underperforming during the first quarter sell-off and lagging during the subsequent recovery.

During the period November 1, 2019 through July 19, 2020, the Fund’s net asset value (“NAV”) increased by 1.42%, underperforming its benchmark, the MSCI All Country World Index (net), which rose by 3.91%. The Fund’s Europe and Emerging Markets allocations outperformed their regional benchmarks during this period, while the Fund’s U.S. and Japan allocations trailed their benchmarks.

Underperformance relative to the MSCI All Country World Index during the period November 1, 2019 through July 19, 2020 was due to narrow market leadership in the U.S., where the outperformance of the largest benchmark constituents, notably Apple, Amazon, Facebook, Google, and Microsoft, drove market returns. The Fund’s underweight exposure to these mega-cap technology names was the most significant headwind to relative returns during this period. In particular, not owning Apple and holding a relative underweight exposure to Microsoft and Google accounted for a majority of the negative excess returns during this period.

______________

1Value factor is defined as one that captures the extent to which a stock is priced inexpensively in the market.

2Momentum factor is defined as one that captures sustained relative performance.

3Quality factor is defined as one based on low volatility.

Virtus WMC International Dividend ETF (7/20/2020 – 10/31/2020)

The Fund is designed to provide a higher dividend yield than is generally provided by equity markets in developed ex-U.S. countries while seeking to be more diversified than traditional equity income approaches. The Fund targets a beta of 0.9 to core equities. Portfolio securities are selected if we believe their high yield characteristics will help meet the Fund’s income objective, or due to their perceived ability to help diversify risks in the portfolio. The names that we believe help diversify risk are often those that are members of the core index (the MSCI World ex USA Index) but not the high yield benchmark (the MSCI World ex USA High Dividend Yield Index), and that exhibit characteristics that high yielding stocks in the aggregate tend to lack, such as growth.

During the period July 20, 2020 through October 31, 2020, high yielding non-U.S. equities posted negative absolute returns and underperformed core equities (as measured by the MSCI World ex USA High Dividend Yield Index and the MSCI World ex USA Index, respectively). Higher yielding segments of the market that make up a larger portion of the equity income universe than core, such as insurance companies and energy stocks, underperformed during this period. Meanwhile, higher growth stocks, which are the companies that do not typically pay dividends and are therefore not often found in the equity income universe, outperformed. Headwinds from these exposures resulted in weaker absolute returns for dividend paying stocks relative to core equities during this period.

During the period July 20, 2020 through October 31, 2020, the Fund’s NAV decreased by 6.66%, underperforming its benchmark, the MSCI World ex USA High Dividend Yield Index (net), which declined by 5.91%.

The Fund’s structurally lower beta exposure was the main detractor from relative returns during this period. Because we believe that equity income allocations should provide some defensive characteristics relative to core equities, the portfolio targets a below-market beta. While it is our opinion that this positioning is generally beneficial over a full market cycle, this structural underweight exposure was a headwind during this period.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus WMC International Dividend ETF (continued)

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	MSCI World Ex USA High Dividend Yield Index (net)[1,2]	MSCI All Country World Index (net)[3]
1 Year	(6.20)%	(6.13)%	(15.21)%	4.89%
Since Inception[4]	1.30%	1.43%	(3.74)%	5.68%

1The MSCI World Ex USA High Dividend Yield Index (net) is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 48 Developed Markets (DM) and Emerging Market (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

2 Effective July 20, 2020, the Virtus WMC International Dividend ETF changed its benchmark index from the MSCI All Country World Index to the MSCI World ex USA High Dividend Yield Index.

3 The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

4October 10, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Cboe BZX Exchange, Inc. (“Cboe”), ordinarily 4:00 p.m. Eastern time, on each day during which the Cboe is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Prior to July 15, 2020, the market price returns were based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Dividend Paying Securities: Issuers that have paid regular dividends or distributions may not continue to do so in the future and can fall out of favor with the market, which may cause the portfolio to underperform. Securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may fall.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: Events negatively affecting the fiscal stability of a state, country, or region will cause the value of the Fund’s shares to decrease. Because the Fund concentrates its assets in a state, country, or region, the Fund is more vulnerable to those areas’ financial, economic, or other political developments.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

Virtus WMC International Dividend ETF (continued)

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

InfraCap MLP ETF

Management’s Discussion of Operations

Overview

InfraCap MLP ETF (the “Fund”) is an actively-managed portfolio of midstream energy master limited partnerships (“MLPs”) and related general partners. The Fund also utilizes options strategies and leverage to enhance income and total return.

The Fund focuses on the midstream MLP sector because most of these companies have a long-term history of relatively stable and growing cash distributions. These companies are typically involved in the production, gathering, transportation, storage, and processing of oil, natural gas, natural gas liquids, and refined products.

Market Update

Fiscal year 2020 witnessed unparalleled volatility in WTI Crude Oil prices which led to a collapse in midstream MLP stock prices. The emergence of the COVID-19 pandemic produced the sharpest decline in global economic activity ever recorded, and demand for crude oil and refined products plummeted. WTI Crude Oil prices fell from the low $60’s per barrel to an all-time low in the futures market to negative $37 per barrel. Domestic drilling activity and crude oil production fell sharply as inventories rose. As the economy began its rebound, the pipelines continued to be challenged by shrinkage in demand.

During the period, the nationwide implementation of business shutdowns and strict social distancing measures in an effort to slow the spread of COVID-19, which impacted supply and demand dynamics in refined products. Two of the Fund’s positions, NGL Energy Partners LP (“NGL”) and Noble Midstream Partners LP (“Noble”) contributed significantly to the Fund’s negative returns during the period. NGL is a diversified midstream MLP that utilizes crude oil logistics, water solutions, and liquid and refined products to service producers and end-users. Noble is a growth-oriented midstream MLP that provides services from the DJ Basin and the Permian Basin. Both issuers experienced significant business disruptions from the decrease in demand for products and dramatic fall in prices for refined products. NGL and Noble were down -75.14% and -64.55%, respectively, over the period.

Two of the Fund’s stronger performing issuers during the period were Williams Company Inc. (“Williams”) and Cheniere Energy Partners LP (“Cheniere”). Williams benefited from having various revenue sources (midstream, clean energy, and gathering and processing) while Cheniere benefited from holding long-term natural gas contracts. Williams and Cheniere were only down -8.48% and -12.40%, respectively, over the period.

In the fiscal year ended October 31, 2020, the Fund’s total return based on net asset value was -62.67%. The Fund’s benchmark index, the Alerian MLP Infrastructure Index, returned -44.85% during same period, while the S&P 500 Index returned 9.71%.

Companies in the MLP sector cut operating costs, slashed capital spending and reduced cash distributions to unit holders. Debt reduction became a priority. The impact on midstream MLP operating results proved modest, but the industry benchmark index, the Alerian MLP Infrastructure Index, traded down 67% at its low on March 18, 2020.

Fund leverage was reduced rapidly as market conditions turned unfavorable, with the objective of capital preservation. This action served to minimize the negative impact of carrying leverage in the selloff. At the end of the fiscal year, many MLPs sold at prices that appeared to be below their respective historic valuations relative to most fundamental metrics.

Dividend Payments

The Fund effected a reverse split of its issued and authorized outstanding shares, with a 1-for-10 ratio, on March 31, 2020. Per share dividend rates referenced below apply to post-split shares.

In response to the COVID-19 pandemic and subsequent impact on the supply and demand dynamics for crude oil and refined products, the Fund modified its dividend policy in March 2020. Under the new policy, the Fund reviews its distribution rate on a monthly basis. The prior policy called for semi-annual adjustments, occurring in July and January.

In January 2020, the Fund revised its distribution rate to reflect reductions in distributions from portfolio companies in the period leading up to the announcement. The monthly rate was reduced from $0.80 per share (post-split) to $0.60 per share.

From March 2020, monthly distribution rates ranged from $0.23 per share to $0.30 per share for the remainder of the fiscal year.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

InfraCap MLP ETF (continued)

Use of Leverage

The Fund’s policy is to maintain its leverage ratio in a range of 10-35% over the long term. While the Fund made efforts to significantly reduce its leverage during the period, its use of leverage negatively contributed to Fund performance during the period. The MLP sector crashed as a result of the Covid-19 pandemic and a price war between OPEC members. In response to this crash, the Fund reduced leverage from approximately 33% of NAV as of February 28, 2020 to 6% of NAV as of March 31, 2020. This action allowed the Fund to preserve capital and limit its underperformance relative to the Fund’s benchmark index during the period. Leverage fluctuated within the targeted range during the fiscal year, consistent with the Fund’s investment objective to seek total return. Total leverage represented 28.1% of net assets at year-end, which was near the upper end of the long-term target range. The Fund’s cost of borrowing fell during the fiscal year while the yield on midstream MLPs rose, substantially widening the spread on borrowed funds. The Fund borrows at a 120 basis point premium to the 3-month LIBOR rate, which fell to 0.22% on October 31, 2020 from 1.90% on October 31, 2019. The yield on the Fund’s benchmark index, the Alerian MLP Infrastructure Index, rose to 13% on October 31, 2020, as compared to 9.4% on October 31, 2019.

Use of Options

The Fund seeks to generate additional income for distribution to investors by writing call and put options. The primary activity is writing “covered” call options on positions held by the Fund. However, due to high volatility, market conditions for covered call options were unfavorable to Fund performance for much of the fiscal year and as a result, the Fund’s manager reduced the frequency of this activity.

During the fiscal year, the Fund’s emphasis was on writing short-duration covered call options, and the average maturity of the option portfolio was less than 18 days. The Fund’s manager used these option strategies to seek to maximize the capture of premium decay and manage short term risks.

We believe consolidation within the MLP sector enhanced the liquidity in the single-stock options market as larger MLPs typically have more liquid markets for issued options.

Outlook

The Covid-19 pandemic caused midstream MLP stock prices to crash despite having relatively stable businesses, particularly relative to more impacted sectors such as airlines, hotels, and restaurants. The fee-based contracts utilized in the midstream MLP sector have helped certain companies protect their cash flow generation. We believe that the stable cash flows seen in the MLP sector have allowed for less volatility compared to the broader energy sector. We also believe that, in 2021, MLPs should benefit from an increase in commodity prices resulting from a weaker dollar, supportive fiscal and monetary policies, and increased oil demand as economies reopen.

The Fund maintains positions in large capitalization integrated pipelines and storage companies with stronger contractual protection and visible market demand. We believe these companies are less vulnerable during heightened periods of price volatility and are best suited to take advantage of opportunities that exist in the current market environment.

We continue to believe that global monetary policy should support our higher oil price view. We suspect that rapid increases in domestic and global GDP growth will further draw down inventories and support higher spot prices. Central banks from the world’s largest economies have continued to pursue stimulative monetary policies. In addition, the Federal Reserve is pursuing an extremely aggressive quantitative easing program. We believe that a return to normal business activity and a surge in consumer travel is likely to drive oil prices higher and support MLP stock prices in 2021.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

InfraCap MLP ETF (continued)

Performance as of 10/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Alerian MLP Infrastructure Index[1]	S&P 500® Index[2]
1 Year	(62.67)%	(62.51)%	(44.85)%	9.71%
5 Years	(23.81)%	(23.88)%	(13.15)%	11.71%
Since Inception[3]	(25.76)%	(25.76)%	(16.21)%	11.12%

1 The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs), whose constituents earn the majority of their cash flow from the transportation, storage, and processing of energy commodities. The index is calculated using a float-adjusted, capitalization-weighted methodology on a total-return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3October 1, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Interest Rate Risk: As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2020

InfraCap MLP ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Portfolio Composition (unaudited)

October 31, 2020

Asset Allocation as of 10/31/2020 (based on net assets)

InfraCap REIT Preferred ETF
Real Estate	60.5%
Financials	38.2%
Other Assets in Excess of Liabilities	1.3%
Total	100.0%

Virtus InfraCap U.S. Preferred Stock ETF
Real Estate	41.4%*
Financials	37.6%*
Energy	18.3%
Utilities	16.4%
Industrials	7.6%
Consumer Discretionary	5.0%
Communication Services	1.7%
Materials	0.1%
Liabilities in Excess of Other Assets	(28.1)%
Total	100.0%

Virtus LifeSci Biotech Clinical Trials ETF
Health Care	98.9%
Materials	0.5%
Money Market Fund	9.9%
Liabilities in Excess of Other Assets	(9.3)%
Total	100.0%

Virtus LifeSci Biotech Products ETF
Health Care	98.8%
Money Market Fund	6.2%
Liabilities in Excess of Other Assets	(5.0)%
Total	100.0%

*Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

Portfolio Composition (unaudited) (continued)

October 31, 2020

Asset Allocation as of 10/31/2020 (based on net assets)

Virtus Newfleet Multi-Sector Bond ETF
Corporate Bonds	42.2%
Foreign Bonds	19.5%
Term Loans	12.5%
U.S. Government Securities	8.7%
Mortgage Backed Securities	8.0%
Asset Backed Securities	4.3%
Exchange Traded Funds	1.6%
Municipal Bonds	1.1%
Common Stocks	0.2%
Warrant	0.1%
Money Market Fund	1.0%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

Virtus Private Credit Strategy ETF
Financials	56.4%
Closed-End Funds	40.7%
Money Market Fund	22.9%
Liabilities in Excess of Other Assets	(20.0)%
Total	100.0%

Virtus Real Asset Income ETF
Real Estate	32.3%
Materials	18.7%
Utilities	11.7%
Communication Services	6.3%
Money Market Fund	4.2%
Industrials	1.3%
Consumer Staples	1.0%
Energy	26.1%
Liabilities in Excess of Other Assets	(1.6)%
Total	100.0%

Portfolio Composition (unaudited) (continued)

October 31, 2020

Asset Allocation as of 10/31/2020 (based on net assets)

Virtus WMC International Dividend ETF
Financials	22.3%
Communication Services	19.5%
Health Care	11.3%
Consumer Staples	10.7%
Utilities	8.1%
Information Technology	6.7%
Energy	5.8%
Industrials	4.5%
Materials	4.5%
Real Estate	3.2%
Consumer Discretionary	2.2%
Right	0.0%*
Other Assets in Excess of Liabilities	1.2%
Total	100.0%

InfraCap MLP ETF
Energy	128.0%
Written Options	0.0%*
Liabilities in Excess of Other Assets	(28.0)%
Total	100.0%

*Amount rounds to less than 0.05%.

Shareholder Expense Examples (unaudited)

October 31, 2020

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of a Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2020 to October 31, 2020).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
InfraCap REIT Preferred ETF
Actual	$1,000.00	$1,105.75	0.45%	$2.38
Hypothetical(1)	$1,000.00	$1,022.87	0.45%	$2.29
Virtus InfraCap U.S. Preferred Stock ETF
Actual	$1,000.00	$1,182.44	0.80%	$4.39
Hypothetical(1)	$1,000.00	$1,021.11	0.80%	$4.06
Virtus LifeSci Biotech Clinical Trials ETF
Actual	$1,000.00	$1,105.71	0.79%	$4.19
Hypothetical(1)	$1,000.00	$1,021.16	0.79%	$4.02
Virtus LifeSci Biotech Products ETF
Actual	$1,000.00	$1,101.14	0.79%	$4.18
Hypothetical(1)	$1,000.00	$1,021.16	0.79%	$4.02
Virtus Newfleet Multi-Sector Bond ETF
Actual	$1,000.00	$1,094.14	0.49%	$2.58
Hypothetical(1)	$1,000.00	$1,022.67	0.49%	$2.49
Virtus Private Credit Strategy ETF
Actual	$1,000.00	$1,082.61	0.75%	$3.93
Hypothetical(1)	$1,000.00	$1,021.37	0.75%	$3.81
Virtus Real Asset Income ETF
Actual	$1,000.00	$1,007.12	0.55%	$2.77
Hypothetical(1)	$1,000.00	$1,022.37	0.55%	$2.80
Virtus WMC International Dividend ETF
Actual	$1,000.00	$1,034.86	0.49%	$2.51
Hypothetical(1)	$1,000.00	$1,022.67	0.49%	$2.49
InfraCap MLP ETF
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$828.64	0.95%	$4.37
Hypothetical(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,020.36	0.95%	$4.82

1Assuming 5% return before expenses.

2Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

3Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the six-month period).

Schedule of Investments — InfraCap REIT Preferred ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 98.7%

Financials — 38.2%
AG Mortgage Investment Trust, Inc., Series C, 8.00%	11,016	$188,043
AGNC Investment Corp., Series C, 7.00%	36,420	832,197
AGNC Investment Corp., Series D, 6.88%	26,015	581,175
AGNC Investment Corp., Series E, 6.50%	44,619	989,203
Annaly Capital Management, Inc., Series D, 7.50%	51,067	1,294,548
Annaly Capital Management, Inc., Series F, 6.95%	79,037	1,779,123
Annaly Capital Management, Inc., Series G, 6.50%	47,018	986,438
Annaly Capital Management, Inc., Series I, 6.75%	49,216	1,108,344
Apollo Global Management, Inc., Series A, 6.38%	29,947	777,724
Apollo Global Management, Inc., Series B, 6.38%	32,389	857,985
Arch Capital Group Ltd., Series F, 5.45%	35,694	931,613
Capstead Mortgage Corp., Series E, 7.50%	28,505	658,751
Chimera Investment Corp., Series A, 8.00%	16,037	362,276
Chimera Investment Corp., Series B, 8.00%	35,607	737,065
Chimera Investment Corp., Series C, 7.75%	28,716	554,793
Chimera Investment Corp., Series D, 8.00%	21,832	428,999
Exantas Capital Corp., 8.63%	14,461	244,391
Invesco Mortgage Capital, Inc., Series A, 7.75%	15,364	335,242
Invesco Mortgage Capital, Inc., Series B, 7.75%	17,308	363,295
Invesco Mortgage Capital, Inc., Series C, 7.50%	31,542	662,382
MFA Financial, Inc., 8.00%	11,254	267,282
MFA Financial, Inc., Series B, 7.50%	22,483	454,606
New Residential Investment Corp., Series A, 7.50%	17,250	352,417
New Residential Investment Corp., Series B, 7.13%	31,649	616,523
New York Mortgage Trust, Inc., Series D, 8.00%	18,125	344,375
PennyMac Mortgage Investment Trust, Series A, 8.13%	12,993	303,387
PennyMac Mortgage Investment Trust, Series B, 8.00%	21,804	502,582
Ready Capital Corp., 6.20%	11,460	254,985
Two Harbors Investment Corp., Series A, 8.13%	16,028	347,808
Two Harbors Investment Corp., Series B, 7.63%	31,796	652,454
Two Harbors Investment Corp., Series C, 7.25%	33,308	636,183
Two Harbors Investment Corp., Series E, 7.50%	22,367	491,627
Total Financials		19,897,816

Real Estate — 60.5%
American Finance Trust, Inc., Series A, 7.50%	19,631	468,199
American Homes 4 Rent, Series D, 6.50%	29,386	760,510
American Homes 4 Rent, Series E, 6.35%	25,033	644,850
American Homes 4 Rent, Series F, 5.88%	16,822	441,577
American Homes 4 Rent, Series G, 5.88%	12,599	331,354
American Homes 4 Rent, Series H, 6.25%	12,662	342,254
Ashford Hospitality Trust, Inc., Series F, 7.38%	12,749	71,139
Ashford Hospitality Trust, Inc., Series G, 7.38%	16,469	91,732
Ashford Hospitality Trust, Inc., Series H, 7.50%	10,092	58,029
Ashford Hospitality Trust, Inc., Series I, 7.50%	14,342	79,885
Bluerock Residential Growth REIT, Inc., Series A, 8.25%	12,226	309,196
Brookfield Property Partners LP, Series A-1, 6.50%	20,044	418,519
Brookfield Property Partners LP, Series A2, 6.38%	26,845	542,269

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Brookfield Property REIT, Inc., Series A, 6.38%	27,717	$518,308
Cedar Realty Trust, Inc., Series C, 6.50%	13,222	259,945
Colony Capital, Inc., Series H, 7.13%	32,337	707,857
Colony Capital, Inc., Series I, 7.15%	39,839	880,043
Colony Capital, Inc., Series J, 7.13%	36,241	791,866
Digital Realty Trust, Inc., Series J, 5.25%	21,593	567,032
Digital Realty Trust, Inc., Series K, 5.85%	22,842	633,865
Diversified Healthcare Trust, 5.63%	37,061	695,264
Diversified Healthcare Trust, 6.25%	26,632	537,434
EPR Properties, Series G, 5.75%	17,256	305,259
Farmland Partners, Inc., Series B, 6.00%(1)	16,249	408,012
Federal Realty Investment Trust, Series C, 5.00%	16,455	425,197
Global Net Lease, Inc., Series A, 7.25%	19,082	490,407
Hersha Hospitality Trust, Series D, 6.50%	20,492	304,306
Hersha Hospitality Trust, Series E, 6.50%	10,760	160,754
iStar, Inc., Series I, 7.50%	14,047	333,616
Kimco Realty Corp., Series L, 5.13%	24,644	640,251
Kimco Realty Corp., Series M, 5.25%	29,284	750,549
Monmouth Real Estate Investment Corp., Series C, 6.13%	43,062	1,072,244
National Retail Properties, Inc., Series F, 5.20%	37,036	947,011
National Storage Affiliates Trust, Series A, 6.00%	23,827	624,744
Office Properties Income Trust, 5.88%	33,553	846,542
Pebblebrook Hotel Trust, Series C, 6.50%	13,670	291,034
Pebblebrook Hotel Trust, Series D, 6.38%	13,638	281,216
Pebblebrook Hotel Trust, Series F, 6.30%	16,344	341,426
PS Business Parks, Inc., Series W, 5.20%	20,709	538,641
PS Business Parks, Inc., Series X, 5.25%	25,188	652,873
PS Business Parks, Inc., Series Y, 5.20%	21,918	574,471
Public Storage, Series B, 5.40%	13,128	334,633
Public Storage, Series C, 5.13%	8,536	219,034
Public Storage, Series D, 4.95%	14,001	358,706
Public Storage, Series E, 4.90%	15,039	386,352
Public Storage, Series F, 5.15%	12,034	317,096
Public Storage, Series G, 5.05%	12,872	336,474
Public Storage, Series H, 5.60%	12,234	346,222
Public Storage, Series I, 4.88%	13,485	364,230
QTS Realty Trust, Inc., Series A, 7.13%	11,615	314,766
Rexford Industrial Realty, Inc., Series C, 5.63%	9,547	254,380
Saul Centers, Inc., Series E, 6.00%	12,517	286,013
SITE Centers Corp., Series A, 6.38%	19,307	471,091
SITE Centers Corp., Series K, 6.25%	16,525	396,435
Spirit Realty Capital, Inc., Series A, 6.00%	19,041	493,543
Summit Hotel Properties, Inc., Series E, 6.25%	17,241	368,613
Sunstone Hotel Investors, Inc., Series E, 6.95%	12,457	303,577
Taubman Centers, Inc., Series J, 6.50%	21,325	458,487
Taubman Centers, Inc., Series K, 6.25%	18,577	401,263
UMH Properties, Inc., Series C, 6.75%	26,835	685,903
Urstadt Biddle Properties, Inc., Series K, 5.88%	12,054	274,108
VEREIT, Inc., Series F, 6.70%	62,661	1,575,924
Vornado Realty Trust, Series K, 5.70%	32,677	804,508

Schedule of Investments — InfraCap REIT Preferred ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Vornado Realty Trust, Series L, 5.40%	32,772	$794,393
Vornado Realty Trust, Series M, 5.25%	34,402	837,345
Total Real Estate		31,522,776

TOTAL INVESTMENTS — 98.7%
(Cost $51,150,968)		51,420,592
Other Assets in Excess of Liabilities — 1.3%		683,091
Net Assets — 100.0%		$52,103,683

(1)Represents step coupon security. Rate shown reflects the rate in effect as of October 31, 2020.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$51,420,592	$—	$—	$51,420,592
Total	$51,420,592	$—	$—	$51,420,592

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 128.1%

Communication Services — 1.7%
AT&T, Inc., Series C, 4.75%	3,506	$88,667
GCI Liberty, Inc., Series A, 7.00%(1)	16,731	472,651
Qwest Corp., 6.13%(1)	28,867	728,026
Qwest Corp., 6.50%(1)	7,748	196,877
Qwest Corp., 6.75%(1)	726	18,970
Telephone and Data Systems, Inc., 5.88%(1)	38,329	955,925
United States Cellular Corp., 6.95%	2,994	76,227
Total Communication Services		2,537,343

Consumer Discretionary — 5.0%
Ford Motor Co., 6.00%(1)	169,681	4,289,536
Ford Motor Co., 6.20%(1)	108,415	2,778,676
Franchise Group, Inc., Series A, 7.50%	5,204	128,851
TravelCenters of America, Inc., 8.00%(1)	2,551	64,387
Total Consumer Discretionary		7,261,450

Energy — 18.3%
DCP Midstream LP, Series B, 7.88%(1)	354,672	6,150,012
DCP Midstream LP, Series C, 7.95%(1)	84,804	1,473,894
Enbridge, Inc., Series B, 6.38% (Canada)(1)	3,695	94,296
Energy Transfer Operating LP, Series C, 7.38%(1)	41,797	764,467
Energy Transfer Operating LP, Series D, 7.63%(1)	53,194	996,856
Energy Transfer Operating LP, Series E, 7.60%(1)	51,515	1,001,967
GasLog Partners LP, Series A, 8.63% (Greece)(1)	136,836	1,889,705
GasLog Partners LP, Series B, 8.20% (Greece)(1)	115,381	1,468,800
Golar LNG Partners LP, Series A, 8.75% (United Kingdom)(1)	19,718	376,614
Hoegh LNG Partners LP, Series A, 8.75% (Bermuda)(1)	31,170	744,340
NuStar Energy LP, Series A, 8.50%(1)	237,871	4,455,324
NuStar Energy LP, Series B, 7.63%(1)	184,839	3,059,085
NuStar Energy LP, Series C, 9.00%(1)	209,621	4,173,554
Targa Resources Partners LP, Series A, 9.00%	5,130	112,604
Total Energy		26,761,518

Financials — 37.6%
AG Mortgage Investment Trust, Inc., Series C, 8.00%(1)	33,343	569,165
AGNC Investment Corp., Series D, 6.88%(1)	22,234	496,708
AGNC Investment Corp., Series E, 6.50%(1)	23,281	516,140
AGNC Investment Corp., Series F, 6.13%(1)	31,968	692,107
American Equity Investment Life Holding Co., Series A, 5.95%(1)	199,115	4,957,963
Annaly Capital Management, Inc., Series F, 6.95%(1)	8,460	190,435
Annaly Capital Management, Inc., Series G, 6.50%(1)	48,802	1,023,866
Annaly Capital Management, Inc., Series I, 6.75%(1)	13,004	292,850
Arch Capital Group Ltd., Series E, 5.25%	523	13,331
ARMOUR Residential REIT, Inc., Series C, 7.00%(1)	92,298	2,169,003
Athene Holding Ltd., Series A, 6.35%(1)	3,632	97,265
B Riley Financial, Inc., 6.38%(1)	43,683	1,037,908
B Riley Financial, Inc., 6.88%(1)	4,204	104,007
B Riley Financial, Inc., 7.50%(1)	6,274	154,654
B Riley Financial, Inc., Series B, 7.38%(1)	10,483	263,647

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
BancorpSouth Bank, Series A, 5.50%(1)	1,099	$28,684
Brookfield Finance, Inc., Series 50, 4.63% (Canada)*(1)	5,066	126,903
Capital One Financial Corp., Series I, 5.00%(1)	365	9,180
Capital One Financial Corp., Series J, 4.80%(1)	44,762	1,108,755
Chimera Investment Corp., Series A, 8.00%(1)	70,120	1,584,011
Chimera Investment Corp., Series B, 8.00%(1)	91,111	1,885,998
Chimera Investment Corp., Series C, 7.75%(1)	61,112	1,180,684
Chimera Investment Corp., Series D, 8.00%(1)	106,527	2,093,256
CIT Group, Inc., Series B, 5.63%(1)	66,947	1,707,148
Compass Diversified Holdings, Series A, 7.25% (1)	104,281	2,294,182
Compass Diversified Holdings, Series B, 7.88% (1)	45,551	1,085,025
Dynex Capital, Inc., Series C, 6.90%(1)	3,615	79,458
Ellington Financial, Inc., 6.75%(1)	138,023	2,746,658
Enstar Group Ltd., Series D, 7.00%(1)	53,076	1,412,883
Equitable Holdings, Inc., Series A, 5.25%(1)	28	708
First Horizon National Corp., Series D, 6.10%(1)	12,498	322,198
First Republic Bank, Series K, 4.13%	210	5,286
Global Indemnity Group LLC, 7.88%(1)	1,216	31,434
GMAC Capital Trust I, Series 2, 6.07%	2,860	73,616
Invesco Mortgage Capital, Inc., Series B, 7.75%(1)	17,480	366,905
Invesco Mortgage Capital, Inc., Series C, 7.50%(1)	75,997	1,595,937
Merchants Bancorp, Series B, 6.00%(1)	5,591	141,285
MFA Financial, Inc., Series B, 7.50%(1)	65,073	1,315,776
MFA Financial, Inc., Series C, 6.50%(1)	149,137	2,620,337
National General Holdings Corp., Series C, 7.50%(1)	6,325	164,640
Navient Corp., 6.00%(1)	4,204	92,740
New Residential Investment Corp., Series C, 6.38%(1)	6,060	107,444
New York Community Capital Trust V, 6.00%	1,539	67,300
New York Mortgage Trust, Inc., Series B, 7.75%(1)	33,399	652,616
New York Mortgage Trust, Inc., Series C, 7.88%(1)	21,874	430,480
New York Mortgage Trust, Inc., Series D, 8.00%(1)	175,632	3,337,008
New York Mortgage Trust, Inc., Series E, 7.88%(1)	122,540	2,309,879
PennyMac Mortgage Investment Trust, Series A, 8.13%(1)	58,882	1,374,895
PennyMac Mortgage Investment Trust, Series B, 8.00%(1)	117,958	2,718,932
Prospect Capital Corp., 6.25%(1)	4,547	115,949
SLM Corp., Series B, 1.95%(1)	4,204	192,039
Sterling Bancorp, Series A, 6.50%(1)	1,713	45,086
Synchrony Financial, Series A, 5.63%(1)	48,792	1,224,191
Synovus Financial Corp., Series D, 6.30%(1)	1,665	42,807
Synovus Financial Corp., Series E, 5.88%(1)	3,690	95,091
TCF Financial Corp., Series C, 5.70%(1)	1,342	35,160
Texas Capital Bancshares, Inc., Series A, 6.50%	523	13,227
Two Harbors Investment Corp., Series B, 7.63%(1)	94,150	1,931,958
Two Harbors Investment Corp., Series C, 7.25%(1)	151,013	2,884,348
US Bancorp, Series L, 3.75%*	10,000	231,500
Valley National Bancorp, Series A, 6.25%(1)	1,176	31,093
Valley National Bancorp, Series B, 5.50%(1)	1,545	37,281
Wells Fargo & Co., Series Q, 5.85%(1)	12,673	328,104
Wintrust Financial Corp., Series D, 6.50%(1)	5,591	146,093
Zions Bancorp NA, Series H, 5.75%(1)	1,387	35,341
Total Financials		55,040,558

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

*Non-income producing security.

(1)Substantially all the securities, or a portion thereof, have been pledged as collateral for borrowings. The aggregate market value of the collateral at October 31, 2020 was $121,228,066.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$187,515,069	$—	$—	$187,515,069
Total	$187,515,069	$—	$—	$187,515,069

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Industrials — 7.6%
Atlas Corp., Series G, 8.20% (Canada)(1)	13,416	$325,070
Atlas Corp., Series H, 7.88% (Canada)(1)	20,190	462,351
Atlas Corp., Series I, 8.00% (Canada)(1)	147,304	3,239,215
Fortress Transportation and Infrastructure Investors LLC, Series B, 8.00%(1)	112,151	2,123,018
Triton International Ltd., 6.88% (Bermuda)(1)	53,366	1,277,582
Triton International Ltd., 7.38% (Bermuda)(1)	129,023	3,198,480
Triton International Ltd., 8.00% (Bermuda)(1)	17,642	443,520
Total Industrials		11,069,236

Materials — 0.1%
International Flavors & Fragrances, Inc., 6.00%(1)	4,452	172,025

Real Estate — 41.4%
American Finance Trust, Inc., Series A, 7.50%(1)	367,299	8,760,081
Armada Hoffler Properties, Inc., Series A, 6.75%	11,520	266,227
Ashford Hospitality Trust, Inc., Series F, 7.38%(1)	67,669	377,593
Ashford Hospitality Trust, Inc., Series G, 7.38%(1)	42,820	238,507
Ashford Hospitality Trust, Inc., Series H, 7.50%(1)	26,123	150,207
Ashford Hospitality Trust, Inc., Series I, 7.50%(1)	88,082	490,617
Braemar Hotels & Resorts, Inc., Series B, 5.50%(1)	497,603	6,299,654
Braemar Hotels & Resorts, Inc., Series D, 8.25%(1)	7,561	108,652
Brookfield Property Partners LP, Series A, 5.75%(1)	80,764	1,566,822
Brookfield Property Partners LP, Series A-1, 6.50%(1)	27,380	571,694
Brookfield Property Partners LP, Series A2, 6.38%(1)	34,067	688,153
City Office REIT, Inc., Series A, 6.63%(1)	3,839	93,825
Colony Capital, Inc., Series H, 7.13%(1)	161,408	3,533,221
Colony Capital, Inc., Series I, 7.15%(1)	219,525	4,849,307
Colony Capital, Inc., Series J, 7.13%(1)	63,810	1,394,249
DiamondRock Hospitality Co., 8.25%(1)	90,500	2,347,570
Diversified Healthcare Trust, 5.63%(1)	3,448	64,685
EPR Properties, Series C, 5.75%(1)	33,890	628,998
EPR Properties, Series E, 9.00%(1)	101,724	2,771,979
EPR Properties, Series G, 5.75%(1)	97,993	1,733,496
Equity Commonwealth, Series D, 6.50%(1)	91,353	2,692,173
Global Net Lease, Inc., Series A, 7.25%(1)	106,748	2,743,424
Global Net Lease, Inc., Series B, 6.88%(1)	65,520	1,638,000
iStar, Inc., Series D, 8.00%(1)	8,768	217,446
iStar, Inc., Series I, 7.50%(1)	156,529	3,717,564
Kimco Realty Corp., Series M, 5.25%(1)	1,896	48,595
Lexington Realty Trust, Series C, 6.50%(1)	5,162	295,060

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Monmouth Real Estate Investment Corp., Series C, 6.13%(1)	24,458	$609,004
Office Properties Income Trust, 5.88%(1)	2,774	69,988
Pebblebrook Hotel Trust, Series C, 6.50%(1)	10,071	214,412
Pebblebrook Hotel Trust, Series D, 6.38%(1)	4,641	95,697
Pebblebrook Hotel Trust, Series F, 6.30%(1)	16,799	350,931
Public Storage, Series N, 3.88%*	10,134	252,945
RLJ Lodging Trust, Series A, 1.95%(1)	227,998	5,111,715
Saul Centers, Inc., Series E, 6.00%(1)	107,527	2,456,992
SITE Centers Corp., Series A, 6.38%(1)	13,693	334,109
Spirit Realty Capital, Inc., Series A, 6.00%	461	11,949
Summit Hotel Properties, Inc., Series E, 6.25%(1)	14,256	304,793
Taubman Centers, Inc., Series J, 6.50%(1)	10,060	216,290
Taubman Centers, Inc., Series K, 6.25%(1)	41,882	904,651
UMH Properties, Inc., Series C, 6.75%(1)	8,358	213,631
Urstadt Biddle Properties, Inc., Series K, 5.88%(1)	45,573	1,036,330
VEREIT, Inc., Series F, 6.70%	4	101
Vornado Realty Trust, Series L, 5.40%(1)	3,807	92,282
Vornado Realty Trust, Series M, 5.25%(1)	4,736	115,274
Total Real Estate		60,678,893

Utilities — 16.4%
American Electric Power Co., Inc., 6.13%(1)	730	38,975
CenterPoint Energy, Inc., Series B, 7.00%(1)	159,923	6,360,138
Dominion Energy, Inc., Series A, 7.25%(1)	26,174	2,718,432
DTE Energy Co., 6.25%(1)	46,887	2,230,883
Essential Utilities, Inc., 6.00%(1)	1,956	106,563
NextEra Energy, Inc., 4.87%(1)	5,588	318,516
SCE Trust II, 5.10%	1,222	28,974
SCE Trust III, Series H, 5.75%	58,492	1,292,673
SCE Trust IV, Series J, 5.38%	35,885	795,570
SCE Trust V, Series K, 5.45%	12,227	277,553
SCE Trust VI, 5.00%	196,477	4,487,535
Sempra Energy, Series B, 6.75%(1)	2,756	281,360
South Jersey Industries, Inc., 5.63%(1)	1,556	39,631
South Jersey Industries, Inc., 7.25%(1)	28,466	945,356
Southern Co., Series 2019, 6.75%(1)	73,314	3,543,999
Southern Co., Series C, 4.20%*(1)	20,824	527,888
Total Utilities		23,994,046

TOTAL INVESTMENTS — 128.1%
(Cost $196,230,700)		187,515,069
Liabilities in Excess of Other Assets — (28.1)%		(41,118,295)
Net Assets — 100.0		$146,396,774

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 99.4%

Health Care — 98.9%
Adaptimmune Therapeutics PLC*(1)	29,450	$132,819
Adverum Biotechnologies, Inc.*	13,730	149,794
Agenus, Inc.*	83,874	309,495
Akebia Therapeutics, Inc.*	26,161	58,077
Akero Therapeutics, Inc.*	12,048	319,874
Alector, Inc.*	10,002	94,119
Allakos, Inc.*(2)	4,322	411,152
Allogene Therapeutics, Inc.*(2)	7,228	245,174
AnaptysBio, Inc.*	15,796	465,350
Apellis Pharmaceuticals, Inc.*	9,447	301,359
Applied Therapeutics, Inc.*(2)	7,191	116,998
Aprea Therapeutics, Inc. (Sweden)*(2)	9,543	208,133
Arcus Biosciences, Inc.*	10,518	229,292
Arcutis Biotherapeutics, Inc.*	11,474	204,467
Ardelyx, Inc.*	44,423	227,002
Arena Pharmaceuticals, Inc.*	4,781	409,827
Arrowhead Pharmaceuticals, Inc.*(2)	8,950	512,835
Arvinas, Inc.*	9,332	195,132
Ascendis Pharma A/S (Denmark)*(1)	2,104	343,688
Assembly Biosciences, Inc.*	14,018	206,625
Atara Biotherapeutics, Inc.*	31,210	402,921
Athenex, Inc.*(2)	23,847	271,856
Atreca, Inc. Class A*	16,790	224,314
Avrobio, Inc.*	13,349	190,624
Axsome Therapeutics, Inc.*(2)	4,055	268,887
BioCryst Pharmaceuticals, Inc.*(2)	68,231	260,642
Biohaven Pharmaceutical Holding Co., Ltd.*	4,436	343,613
BioNTech SE (Germany)*(1)	6,043	515,830
Bioxcel Therapeutics, Inc.*(2)	6,158	281,359
Black Diamond Therapeutics, Inc.*	8,472	266,953
Bluebird Bio, Inc.*	4,570	236,315
Bridgebio Pharma, Inc.*(2)	10,212	391,937
Calithera Biosciences, Inc.*	57,294	202,821
Cara Therapeutics, Inc.*	19,448	257,880
CEL-SCI Corp.*	22,661	272,612
ChemoCentryx, Inc.*	4,494	215,712
Compugen Ltd. (Israel)*(2)	21,035	271,141
Constellation Pharmaceuticals, Inc.*	8,491	166,593
Corbus Pharmaceuticals Holdings, Inc.*(2)	42,358	39,804
Cortexyme, Inc.*(2)	6,501	311,203
Crinetics Pharmaceuticals, Inc.*	18,397	222,236
CRISPR Therapeutics AG (Switzerland)*(2)	4,896	449,551
Cue Biopharma, Inc.*	11,454	127,598
Cytokinetics, Inc.*	13,692	210,446
CytomX Therapeutics, Inc.*	36,774	243,444
Deciphera Pharmaceuticals, Inc.*(2)	5,392	313,113
Denali Therapeutics, Inc.*	11,837	506,387
Dicerna Pharmaceuticals, Inc.*	14,591	306,265
Dynavax Technologies Corp.*(2)	51,270	191,237
Editas Medicine, Inc.*(2)	10,843	335,482

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Eidos Therapeutics, Inc.*	6,406	$454,314
Fate Therapeutics, Inc.*	9,524	422,866
FibroGen, Inc.*	7,668	294,298
Frequency Therapeutics, Inc.*(2)	14,686	321,330
G1 Therapeutics, Inc.*(2)	15,873	174,444
Geron Corp.*(2)	180,697	314,413
Gossamer Bio, Inc.*(2)	23,866	198,088
Harpoon Therapeutics, Inc.*(2)	16,599	240,188
Homology Medicines, Inc.*	19,716	208,398
IGM Biosciences, Inc.*(2)	4,685	247,321
ImmunoGen, Inc.*	66,683	376,092
Intellia Therapeutics, Inc.*(2)	15,126	362,116
Intra-Cellular Therapies, Inc.*	14,534	358,554
Iovance Biotherapeutics, Inc.*(2)	9,925	354,124
Kadmon Holdings, Inc.*	64,064	217,818
Karuna Therapeutics, Inc.*	3,155	256,154
Kezar Life Sciences, Inc.*	60,487	309,693
Kiniksa Pharmaceuticals Ltd. Class A*	13,597	212,929
Kodiak Sciences, Inc.*(2)	5,049	458,500
Krystal Biotech, Inc.*	6,501	279,478
Kura Oncology, Inc.*	17,956	561,125
MacroGenics, Inc.*	14,610	283,580
Madrigal Pharmaceuticals, Inc.*(2)	2,734	347,901
Marinus Pharmaceuticals, Inc.*(2)	30,616	399,233
MEI Pharma, Inc.*	83,874	218,072
MeiraGTx Holdings PLC*	22,183	283,499
Mersana Therapeutics, Inc.*	14,687	264,660
Mirati Therapeutics, Inc.*	2,869	622,975
Mirum Pharmaceuticals, Inc.*(2)	16,580	261,135
Moderna, Inc.*(2)	4,724	318,728
Molecular Templates, Inc.*	20,692	182,917
MyoKardia, Inc.*	3,117	696,743
Myovant Sciences Ltd.*(2)	17,403	240,161
NextCure, Inc.*(2)	12,335	119,156
NGM Biopharmaceuticals, Inc.*(2)	14,131	245,032
Novavax, Inc.*(2)	6,426	518,642
Odonate Therapeutics, Inc.*	7,726	111,332
Orchard Therapeutics PLC (United Kingdom)*(1)(2)	38,266	154,595
Ovid therapeutics, Inc.*(2)	55,764	284,954
Oyster Point Pharma, Inc.*	10,173	201,731
Phathom Pharmaceuticals, Inc.*(2)	5,929	233,365
Precision BioSciences, Inc.*(2)	39,126	246,885
Prevail Therapeutics, Inc.*	18,779	183,846
Protagonist Therapeutics, Inc.*	18,090	342,806
Prothena Corp. PLC (Ireland)*	30,272	330,268
Provention Bio, Inc.*	20,405	242,003
RAPT Therapeutics, Inc.*	13,597	390,778
Reata Pharmaceuticals, Inc. Class A*(2)	1,798	209,845
REGENXBIO, Inc.*	8,318	239,226
Relmada Therapeutics, Inc.*(2)	6,234	192,818

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
REVOLUTION Medicines, Inc.*	8,108	$244,781
Rhythm Pharmaceuticals, Inc.*	14,610	309,294
Rigel Pharmaceuticals, Inc.*	162,625	403,310
Rocket Pharmaceuticals, Inc.*(2)	16,140	450,952
Rubius Therapeutics, Inc.*(2)	48,306	204,334
Sangamo Therapeutics, Inc.*	26,639	275,447
Selecta Biosciences, Inc.*(2)	109,233	323,330
Sorrento Therapeutics, Inc.*(2)	63,489	440,614
SpringWorks Therapeutics, Inc.*(2)	6,807	394,738
Syndax Pharmaceuticals, Inc.*	18,894	328,945
Syros Pharmaceuticals, Inc.*(2)	33,084	220,670
TG Therapeutics, Inc.*	17,019	430,070
Translate Bio, Inc.*(2)	19,564	251,006
Tricida, Inc.*	11,474	64,599
Turning Point Therapeutics, Inc.*	4,781	440,760
uniQure NV (Netherlands)*	4,647	187,878
Verastem, Inc.*	166,316	199,579
Viela Bio, Inc.*(2)	6,253	199,533
Viking Therapeutics, Inc.*(2)	40,369	227,277
Vir Biotechnology, Inc.*(2)	8,548	268,749
Voyager Therapeutics, Inc.*	24,133	256,534
WaVe Life Sciences Ltd.*(2)	30,407	214,977

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
XBiotech, Inc.*(2)	22,011	$376,608
Xencor, Inc.*	10,288	394,853
Xenon Pharmaceuticals, Inc. (Canada)*	24,383	237,003
Y-mAbs Therapeutics, Inc.*	6,941	296,658
ZIOPHARM Oncology, Inc.*(2)	94,125	196,721
Zymeworks, Inc. (Canada)*	8,568	335,180
Total Health Care		36,603,517

Materials — 0.5%
Amyris, Inc.*(2)	75,250	188,125
Total Common Stocks
(Cost $41,037,059)		36,791,642

SECURITIES LENDING COLLATERAL - 9.9%
Money Market Fund — 9.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.02%(3)(4)
(Cost $3,668,454)	3,668,454	3,668,454

TOTAL INVESTMENTS — 109.3%
(Cost $44,705,513)		40,460,096
Liabilities in Excess of Other Assets — (9.3)%		(3,442,329)
Net Assets — 100.0%		$37,017,767

*Non-income producing security.

(1)American Depositary Receipts.

(2)All or a portion of the security was on loan. The aggregate market value of securities on loan was $9,809,472; total market value of collateral held by the Fund was $10,475,594. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $6,807,140.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2020.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$36,791,642	$—	$—	$36,791,642
Money Market Fund	3,668,454	—	—	3,668,454
Total	$40,460,096	$—	$—	$40,460,096

Schedule of Investments — Virtus LifeSci Biotech Products ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 98.8%

Health Care — 98.8%
ACADIA Pharmaceuticals, Inc.*	13,863	$643,936
Acceleron Pharma, Inc.*	6,665	697,026
Agios Pharmaceuticals, Inc.*	13,481	540,184
Alexion Pharmaceuticals, Inc.*	5,819	670,000
Alnylam Pharmaceuticals, Inc.*	5,065	622,843
Amgen, Inc.	2,933	636,285
Amicus Therapeutics, Inc.*	58,154	1,036,886
BeiGene Ltd. (China)*(1)	3,883	1,151,387
Biogen, Inc.*	2,272	572,703
BioMarin Pharmaceutical, Inc.*	6,016	447,771
Blueprint Medicines Corp.*	9,099	930,646
Clovis Oncology, Inc.*(2)	94,030	463,568
Enanta Pharmaceuticals, Inc.*	13,098	571,466
Epizyme, Inc.*(2)	36,641	452,883
Esperion Therapeutics, Inc.*(2)	14,617	438,071
Exelixis, Inc.*	28,387	581,366
Gilead Sciences, Inc.	8,775	510,266
Global Blood Therapeutics, Inc.*	10,143	536,362
Halozyme Therapeutics, Inc.*	27,854	779,912
Incyte Corp.*	6,909	598,596
Insmed, Inc.*(2)	23,380	770,137
Intercept Pharmaceuticals, Inc.*(2)	8,450	234,825
Ionis Pharmaceuticals, Inc.*	10,884	511,004
Ironwood Pharmaceuticals, Inc.*	69,549	687,144
Karyopharm Therapeutics, Inc.*(2)	38,066	564,138
Ligand Pharmaceuticals, Inc.*(2)	5,819	479,777
Nektar Therapeutics*(2)	31,019	491,341
Neurocrine Biosciences, Inc.*	5,541	546,730

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Omeros Corp.*(2)	43,422	$440,299
PTC Therapeutics, Inc.*	12,901	673,303
Radius Health, Inc.*	48,371	648,655
Regeneron Pharmaceuticals, Inc.*	1,078	585,958
Retrophin, Inc.*(2)	41,486	839,677
Sage Therapeutics, Inc.*(2)	17,549	1,287,746
Sarepta Therapeutics, Inc.*	3,999	543,504
Seagen, Inc.*	4,208	701,894
Theravance Biopharma, Inc.*	25,177	476,097
Ultragenyx Pharmaceutical, Inc.*(2)	9,343	938,971
United Therapeutics Corp.*	5,506	739,070
Vanda Pharmaceuticals, Inc.*	59,568	636,782
Vertex Pharmaceuticals, Inc.*	2,365	492,771
Total Health Care		26,171,980

Total Common Stocks
(Cost $27,456,261)		26,171,980

SECURITIES LENDING COLLATERAL — 6.2%
Money Market Fund — 6.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.02%(3)(4)
(Cost $1,647,249)	1,647,249	1,647,249

TOTAL INVESTMENTS — 105.0%
(Cost $29,103,510)		27,819,229
Liabilities in Excess of Other Assets — (5.0)%		(1,314,293)
Net Assets — 100.0%		$26,504,936

*Non-income producing security.

(1)American Depositary Receipts.

(2)All or a portion of the security was on loan. The aggregate market value of securities on loan was $5,473,487; total market value of collateral held by the Fund was $5,634,001. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $3,986,752.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2020.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$26,171,980	$—	$—	$26,171,980
Money Market Fund	1,647,249	—	—	1,647,249
Total	$27,819,229	$—	$—	$27,819,229

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS — 42.2%

Communication Services — 3.9%
ANGI Group LLC, 3.88%, 08/15/28(1)	$20,000	$19,812
Cars.com, Inc., 6.38%, 11/01/28(1)	20,000	19,950
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 08/15/30(1)	55,000	57,200
Cincinnati Bell, Inc., 7.00%, 07/15/24(1)	39,000	40,438
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/24	10,000	8,680
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(1)	15,000	14,569
Consolidated Communications, Inc., 6.50%, 10/01/22	40,000	40,000
Consolidated Communications, Inc., 6.50%, 10/01/28(1)	40,000	41,175
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 08/15/26(1)	25,000	14,609
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 08/15/27(1)	40,000	16,650
DISH DBS Corp., 5.88%, 07/15/22	40,000	41,240
DISH DBS Corp., 7.75%, 07/01/26	13,000	13,796
Frontier Communications Corp., 8.50%, 04/01/26(1)(2)	18,000	18,130
iHeartCommunications, Inc., 8.38%, 05/01/27	29,008	28,343
Level 3 Financing, Inc., 4.25%, 07/01/28(1)	15,000	15,090
Level 3 Financing, Inc., 3.63%, 01/15/29(1)	25,000	24,234
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	25,000	23,039
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.88%, 05/15/24(1)	25,000	18,841
Nexstar Broadcasting, Inc., 4.75%, 11/01/28(1)	20,000	20,188
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(1)	20,000	22,700
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.25%, 06/15/25(1)	30,000	30,675
Radiate Holdco LLC / Radiate Finance, Inc., 4.50%, 09/15/26(1)	5,000	5,038
Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 09/15/28(1)	20,000	20,650
T-Mobile USA, Inc., 2.55%, 02/15/31(1)	40,000	40,759
TripAdvisor, Inc., 7.00%, 07/15/25(1)	15,000	15,632
Twitter, Inc., 3.88%, 12/15/27(1)	55,000	57,753
Univision Communications, Inc., 5.13%, 02/15/25(1)	35,000	34,453
Univision Communications, Inc., 6.63%, 06/01/27(1)	10,000	10,131
Total Communication Services		713,775

Consumer Discretionary — 5.0%
American Axle & Manufacturing, Inc., 6.50%, 04/01/27	40,000	40,350
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(1)	40,000	40,750
Aramark Services, Inc., 6.38%, 05/01/25(1)	40,000	42,005
Block Financial LLC, 3.88%, 08/15/30	55,000	56,722

Security Description	Principal	Value

CORPORATE BONDS (continued)

Consumer Discretionary (continued)
Caesars Entertainment, Inc., 6.25%, 07/01/25(1)	$10,000	$10,280
Caesars Entertainment, Inc., 8.13%, 07/01/27(1)	5,000	5,225
Carnival Corp., 11.50%, 04/01/23(1)	5,000	5,532
Clarios Global LP / Clarios US Finance Co., 8.50%, 05/15/27(1)	45,000	47,016
Cooper-Standard Automotive, Inc., 13.00%, 06/01/24(1)	20,000	21,788
Dana, Inc., 5.38%, 11/15/27	34,000	35,169
Dave & Buster’s, Inc., 7.63%, 11/01/25(1)	5,000	4,919
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23(1)	21,000	19,607
Expedia Group, Inc., 6.25%, 05/01/25(1)	40,000	44,025
Ford Motor Co., 9.00%, 04/22/25	34,000	40,036
General Motors Co., 6.80%, 10/01/27	35,000	42,987
Golden Nugget, Inc., 8.75%, 10/01/25(1)	25,000	20,547
Hanesbrands, Inc., 5.38%, 05/15/25(1)	40,000	42,150
International Game Technology PLC, 5.25%, 01/15/29(1)	5,000	4,958
KAR Auction Services, Inc., 5.13%, 06/01/25(1)	30,000	30,263
Lear Corp., 3.80%, 09/15/27	46,000	49,310
M/I Homes, Inc., 4.95%, 02/01/28	50,000	51,906
Marriott Ownership Resorts, Inc., 4.75%, 01/15/28	30,000	28,682
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(1)	10,000	10,195
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28	10,000	10,186
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In, 8.50%, 11/15/27(1)	10,000	10,420
PulteGroup, Inc., 7.88%, 06/15/32	25,000	35,476
Royal Caribbean Cruises Ltd., 9.13%, 06/15/23(1)	5,000	5,213
Scientific Games International, Inc., 8.25%, 03/15/26(1)	25,000	25,355
Station Casinos LLC, 4.50%, 02/15/28(1)	25,000	23,734
Under Armour, Inc., 3.25%, 06/15/26	30,000	29,040
VF Corp., 2.95%, 04/23/30	50,000	54,269
Vista Outdoor, Inc., 5.88%, 10/01/23	38,000	38,471
Total Consumer Discretionary		926,586

Consumer Staples — 0.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.25%, 03/15/26(1)	50,000	49,188
Altria Group, Inc., 4.80%, 02/14/29	52,000	61,054
Kraft Heinz Foods Co., 3.88%, 05/15/27(1)	35,000	37,043
Total Consumer Staples		147,285

Consumer, Cyclical — 0.1%
FirstCash, Inc., 4.63%, 09/01/28(1)	20,000	20,337

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Energy — 4.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 01/15/28(1)	$35,000	$31,234
Apache Corp., 4.63%, 11/15/25	20,000	19,025
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.63%, 07/15/26(1)	50,000	45,000
Callon Petroleum Co., 6.13%, 10/01/24	25,172	9,125
Cheniere Energy Partners LP, 5.63%, 10/01/26	30,000	30,801
Cheniere Energy, Inc., 4.63%, 10/15/28(1)	15,000	15,506
Cimarex Energy Co., 4.38%, 03/15/29	45,000	48,475
Citgo Holding, Inc., 9.25%, 08/01/24(1)	10,000	8,425
Concho Resources, Inc., 2.40%, 02/15/31	60,000	60,573
Continental Resources, Inc., 4.38%, 01/15/28	20,000	18,014
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	45,000	44,336
EQM Midstream Partners LP, 6.00%, 07/01/25(1)	10,000	10,262
EQM Midstream Partners LP, 6.50%, 07/01/27(1)	10,000	10,502
HollyFrontier Corp., 5.88%, 04/01/26	45,000	47,503
Kinder Morgan, Inc., Series G, 7.75%, 01/15/32	43,000	58,838
Mesquite Energy, Inc., Escrow, 7.25%(3)	12,000	120
NuStar Logistics LP, 6.38%, 10/01/30	5,000	5,041
Occidental Petroleum Corp., 2.70%, 08/15/22	10,000	9,262
Occidental Petroleum Corp., 5.88%, 09/01/25	20,000	17,630
Occidental Petroleum Corp., 3.50%, 08/15/29	10,000	7,231
Occidental Petroleum Corp., 6.63%, 09/01/30	20,000	17,556
Parsley Energy LLC / Parsley Finance Corp., 4.13%, 02/15/28(1)	25,000	26,061
Patterson-UTI Energy, Inc., 5.15%, 11/15/29	25,000	18,795
Plains All American Pipeline LP / Paa Finance Corp., 3.80%, 09/15/30	50,000	48,361
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28	30,000	32,525
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.88%, 04/15/26	35,000	35,766
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 02/01/31(1)	5,000	4,887
Transocean, Inc., 11.50%, 01/30/27 (Cayman Islands)(1)	4,000	1,330
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	18,000	17,883
WPX Energy, Inc., 4.50%, 01/15/30	35,000	33,652
Total Energy		733,719

Financials — 8.1%
Acrisure, LLC / Acrisure Finance, Inc., 8.13%, 02/15/24(1)	30,000	31,440
Acrisure, LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	30,000	29,981
Allstate Corp. (The), Series B, 5.75%, 08/15/53	55,000	58,464
Athene Global Funding, 2.45%, 08/20/27(1)	60,000	60,875
Bank of America Corp., 4.20%, 08/26/24	58,000	64,673
Bank of New York Mellon Corp. (The), Series G, 4.70%, (US 5 Year CMT T- Note + 4.36%), perpetual(4)(5)	45,000	48,262
Brighthouse Financial, Inc., 3.70%, 06/22/27	19,000	20,026

Security Description	Principal	Value

CORPORATE BONDS (continued)

Financials (continued)
Brighthouse Financial, Inc., 5.63%, 05/15/30	$40,000	$47,253
Brightsphere Investment Group, Inc., 4.80%, 07/27/26	50,000	52,983
Capital One Financial Corp., 3.75%, 07/28/26	60,000	65,894
Charles Schwab Corp. (The), Series G, 5.38%, (US 5 Year CMT T-Note + 4.97%), perpetual(4)(5)	53,000	58,167
Citadel LP, 4.88%, 01/15/27(1)	50,000	53,517
Citigroup, Inc., 3.98%, (3-Month USD LIBOR + 1.34%), 03/20/30(4)	40,000	45,893
Discover Financial Services, Series D, 6.13%, (US 5 Year CMT T- Note + 5.78%), perpetual(4)(5)	20,000	21,610
Fifth Third Bancorp, Series L, 4.50%, (US 5 Year CMT T- Note + 4.22%), perpetual(4)(5)	52,000	52,650
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/27	50,000	56,289
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	45,000	46,793
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.85%, 01/15/27	20,000	23,016
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%), perpetual(4)(5)	24,000	23,694
JPMorgan Chase & Co., 4.01%, (3-Month USD LIBOR + 1.12%), 04/23/29(4)	40,000	46,413
JPMorgan Chase & Co., 2.96%, (SOFR + 2.52%), 05/13/31(4)	105,000	111,912
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	25,000	21,687
MetLife, Inc., Series D, 5.88%, (3-Month USD LIBOR + 2.96%), perpetual(4)(5)	52,000	57,887
Navient Corp., 6.75%, 06/25/25	44,000	44,715
NMI Holdings, Inc., 7.38%, 06/01/25(1)	20,000	21,829
OneMain Finance Corp., 7.13%, 03/15/26	22,000	24,423
OneMain Finance Corp., 5.38%, 11/15/29	5,000	5,150
PNC Financial Services Group, Inc. (The), Series S, 5.00%, (3-Month USD LIBOR + 3.30%), perpetual(4)(5)	65,000	69,641
Prudential Financial, Inc., 5.63%, 06/15/43	45,000	48,053
Santander Holdings USA, Inc., 4.40%, 07/13/27	39,000	43,540
Synovus Financial Corp., 5.90%, (USD 5 Year Swap + 3.38%), 02/07/29(4)	25,000	26,038
Truist Financial Corp., Series Q, 5.10%, (US 10 Year CMT T- Note + 4.35%), perpetual(4)(5)	50,000	54,840
Wells Fargo & Co., Series S, 5.90%, (3-Month USD LIBOR + 3.11%), perpetual(4)(5)	54,000	54,647
Total Financials		1,492,255

Health Care — 3.5%
Akumin, Inc., 7.00%, 11/01/25(1)	25,000	24,781
Avantor Funding, Inc., 4.63%, 07/15/28(1)	5,000	5,187
Avantor, Inc., 6.00%, 10/01/24(1)	12,000	12,542
Bausch Health Americas, Inc., 9.25%, 04/01/26(1)	24,000	26,491
Bausch Health Americas, Inc., 8.50%, 01/31/27(1)	10,000	10,948
Centene Corp., 4.63%, 12/15/29	20,000	21,801

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Health Care (continued)
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/25(1)	$30,000	$30,025
CHS/Community Health Systems, Inc., 6.63%, 02/15/25(1)	20,000	19,552
DaVita, Inc., 3.75%, 02/15/31(1)	20,000	19,262
Encompass Health Corp., 4.50%, 02/01/28	30,000	30,774
Encompass Health Corp., 4.75%, 02/01/30	5,000	5,217
HCA, Inc., 5.63%, 09/01/28	27,000	31,475
Herbalife Nutrition Ltd. / Hlf Financing, Inc., 7.88%, 09/01/25(1)	35,000	37,154
Jaguar Holding Co. II / Ppd Development LP, 5.00%, 06/15/28(1)	15,000	15,653
LifePoint Health LLC, 6.75%, 04/15/25(1)	20,000	21,200
LifePoint Health LLC, 4.38%, 02/15/27(1)	20,000	19,844
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(1)	5,000	5,234
Par Pharmaceutical, Inc., 7.50%, 04/01/27(1)	15,000	15,920
Providence Service Corp. (The), 5.88%, 11/15/25(1)	5,000	5,097
Royalty Pharma PLC, 2.20%, 09/02/30(1)	39,000	38,419
Royalty Pharma PLC, 3.55%, 09/02/50(1)	22,000	20,958
Select Medical Corp., 6.25%, 08/15/26(1)	35,000	36,979
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	12,000	11,858
Surgery Center Holdings, Inc., 10.00%, 04/15/27(1)	30,000	32,081
Tenet Healthcare Corp., 7.50%, 04/01/25(1)	5,000	5,393
Tenet Healthcare Corp., 5.13%, 11/01/27(1)	38,000	39,224
Universal Health Services, Inc., 2.65%, 10/15/30(1)	58,000	57,925
West Street Merger Sub, Inc., 6.38%, 09/01/25(1)	54,000	54,911
Total Health Care		655,905

Industrials — 5.2%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	55,000	57,612
American Airlines, Inc., 11.75%, 07/15/25(1)	55,000	53,570
Aviation Capital Group LLC, 3.50%, 11/01/27(1)	61,000	53,785
Boeing Co. (The), 5.15%, 05/01/30	35,000	38,796
Boeing Co. (The), 3.75%, 02/01/50	20,000	17,797
Boeing Co. (The), 5.93%, 05/01/60	13,000	15,616
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(1)	25,000	25,586
CoStar Group, Inc., 2.80%, 07/15/30(1)	38,000	39,046
Flowserve Corp., 3.50%, 10/01/30	60,000	59,765
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(1)	5,000	5,331
General Electric Co., Series D, 5.00%, (3-Month USD LIBOR + 3.33%), perpetual(4)(5)	65,000	53,334
Hillenbrand, Inc., 5.00%, 09/15/26	40,000	43,750
Howmet Aerospace, Inc., 6.88%, 05/01/25	20,000	22,275
Oshkosh Corp., 4.60%, 05/15/28	52,000	59,494
Oshkosh Corp., 3.10%, 03/01/30	6,838	7,256
PriSo Acquisition Corp., 9.00%, 05/15/23(1)	20,000	19,850

Security Description	Principal	Value

CORPORATE BONDS (continued)

Security Description	Principal	Value

Industrials (continued)
Quanta Services, Inc., 2.90%, 10/01/30	$60,000	$62,597
Signature Aviation US Holdings, Inc., 4.00%, 03/01/28(1)	45,000	43,594
Spirit AeroSystems, Inc., 3.95%, 06/15/23	20,000	17,887
Spirit AeroSystems, Inc., 5.50%, 01/15/25(1)	20,000	20,375
Standard Industries, Inc., 4.38%, 07/15/30(1)	65,000	67,050
Stanley Black & Decker, Inc., 4.00%, 03/15/60	47,500	49,603
TransDigm, Inc., 5.50%, 11/15/27	20,000	19,537
Uber Technologies, Inc., 7.50%, 05/15/25(1)	40,000	42,102
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 09/15/28(1)	40,000	40,613
WESCO Distribution, Inc., 7.25%, 06/15/28(1)	25,000	27,402
Total Industrials		963,623

Information Technology — 4.0%
Banff Merger Sub, Inc., 9.75%, 09/01/26(1)	20,000	21,050
Black Knight InfoServ LLC, 3.63%, 09/01/28(1)	25,000	25,344
Broadcom, Inc., 4.15%, 11/15/30	55,000	61,725
Citrix Systems, Inc., 3.30%, 03/01/30	80,000	84,178
Dell International LLC / EMC Corp., 8.10%, 07/15/36(1)	19,000	25,625
Flex Ltd., 3.75%, 02/01/26	41,000	44,903
HP, Inc., 3.40%, 06/17/30	65,000	69,506
J2 Global, Inc., 4.63%, 10/15/30(1)	25,000	25,306
Leidos, Inc., 2.30%, 02/15/31(1)	50,000	49,659
Microchip Technology, Inc., 4.25%, 09/01/25(1)	50,000	51,852
Motorola Solutions, Inc., 4.60%, 02/23/28	32,857	38,329
Motorola Solutions, Inc., 4.60%, 05/23/29	10,000	11,752
NCR Corp., 5.25%, 10/01/30(1)	5,000	4,959
Open Text Holdings, Inc., 4.13%, 02/15/30 (Canada)(1)	40,000	41,574
Science Applications International Corp., 4.88%, 04/01/28(1)	40,000	41,971
ViaSat, Inc., 5.63%, 09/15/25(1)	50,000	50,360
VMware, Inc., 3.90%, 08/21/27	60,000	66,240
Xerox Holdings Corp., 5.50%, 08/15/28(1)	35,000	34,618
Total Information Technology		748,951

Materials — 2.9%
Avient Corp., 5.75%, 05/15/25(1)	40,000	42,150
Cleveland-Cliffs, Inc., 6.75%, 03/15/26(1)	35,000	36,794
Hecla Mining Co., 7.25%, 02/15/28	35,000	37,581
Kaiser Aluminum Corp., 6.50%, 05/01/25(1)	5,000	5,313
Kaiser Aluminum Corp., 4.63%, 03/01/28(1)	25,000	24,667
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 04/15/25(1)	25,000	25,828
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(1)	50,000	48,297
Novelis Corp., 4.75%, 01/30/30(1)	40,000	40,640
Nutrition & Biosciences, Inc., 2.30%, 11/01/30(1)	40,000	40,261
Olin Corp., 5.63%, 08/01/29	35,000	36,225
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/26(1)	40,000	42,342

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Materials (continued)
TPC Group, Inc., 10.50%, 08/01/24(1)	$10,000	$8,370
Trident TPI Holdings, Inc., 9.25%, 08/01/24(1)	30,000	31,650
Trident TPI Holdings, Inc., 6.63%, 11/01/25(1)	40,000	39,846
Tronox, Inc., 6.50%, 05/01/25(1)	40,000	42,250
U.S. Steel Corp., 12.00%, 06/01/25(1)	30,000	33,142
Total Materials		535,356

Real Estate — 2.2%
EPR Properties, 4.75%, 12/15/26	50,000	45,422
ESH Hospitality, Inc., 4.63%, 10/01/27(1)	50,000	49,062
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	52,000	56,939
GLP Capital LP / GLP Financing II, Inc., 5.75%, 06/01/28	16,000	18,246
Iron Mountain, Inc., 4.88%, 09/15/29(1)	50,000	50,300
Iron Mountain, Inc., 5.25%, 07/15/30(1)	10,000	10,275
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	12,000	12,579
MPT Operating Partnership LP / MPT Finance Corp., 4.63%, 08/01/29	10,000	10,487
Service Properties Trust, 4.38%, 02/15/30	55,000	44,963
Spirit Realty LP, 3.20%, 02/15/31	50,000	49,860
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 02/15/25(1)	20,000	21,231
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23	30,000	29,606
Total Real Estate		398,970

Utilities — 2.5%
American Electric Power Co., Inc., 2.30%, 03/01/30	67,000	68,890
CMS Energy Corp., 4.75%, (US 5 Year CMT T- Note + 4.12%), 06/01/50(4)	50,000	53,530
Dominion Energy, Inc., Series C, 3.38%, 04/01/30	50,000	56,349
DPL, Inc., 4.35%, 04/15/29	38,000	41,247
Edison International, 4.13%, 03/15/28	45,000	47,113
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.63%, 12/31/20(2)	25,000	5,110
National Fuel Gas Co., 5.50%, 01/15/26	40,000	43,814
PG&E Corp., 5.25%, 07/01/30	15,000	15,019
Talen Energy Supply, LLC, 6.63%, 01/15/28(1)	35,000	33,528
TerraForm Power Operating LLC, 5.00%, 01/31/28(1)	30,000	32,991
Vistra Operations Co. LLC, 3.70%, 01/30/27(1)	60,000	63,248
Total Utilities		460,839

Total Corporate Bonds
(Cost $7,605,920)		7,797,601

Security Description	Principal	Value

FOREIGN BONDS — 19.5%

Communication Services — 1.5%
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	$50,000	$49,820
Tencent Holdings Ltd., 3.98%, 04/11/29 (China)(1)	200,000	225,243
Total Communication Services		275,063

Consumer Discretionary — 0.2%
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Canada)(1)	35,000	29,353

Consumer Staples — 1.4%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29 (Belgium)	50,000	60,552
Bacardi Ltd., 4.70%, 05/15/28 (Bermuda)(1)	100,000	115,397
BAT Capital Corp., 4.91%, 04/02/30 (United Kingdom)	45,000	52,483
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23 (Canada)(1)	31,000	31,446
Total Consumer Staples		259,878

Energy — 3.2%
BP Capital Markets PLC, 4.88%, (US 5 Year CMT T-Note + 4.40%), perpetual (United Kingdom)(4)(5)	50,000	52,625
MEG Energy Corp., 7.13%, 02/01/27 (Canada)(1)	25,000	22,556
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Canada)(1)	20,000	19,847
Pertamina Persero PT, 6.45%, 05/30/44 (Indonesia)(1)	255,000	334,029
Petrobras Global Finance BV, 5.60%, 01/03/31 (Brazil)	30,000	32,362
Petroleos Mexicanos, 5.95%, 01/28/31 (Mexico)	85,000	71,251
Petroleos Mexicanos, 6.35%, 02/12/48 (Mexico)	80,000	61,200
Total Energy		593,870

Financials — 1.0%
Bank of Montreal, 3.80%, (USD 5 Year Swap + 1.43%), 12/15/32 (Canada)(4)	47,000	52,049
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Canada)	70,000	76,306
Toronto-Dominion Bank (The), 3.63%, (USD 5 Year Swap + 2.21%), 09/15/31 (Canada)(4)	55,000	61,609
Total Financials		189,964

Government — 9.1%
Brazilian Government International Bond, 5.63%, 01/07/41 (Brazil)	100,000	109,725
Colombia Government International Bond, 3.00%, 01/30/30 (Colombia)	200,000	204,375
Dominican Republic International Bond, 5.95%, 01/25/27 (Dominican Republic)(1)	100,000	109,250
Israel Government International Bond, 2.75%, 07/03/30 (Israel)	200,000	219,058
Mexican Bonos, Series M, 6.50%, 06/09/22 (Mexico)	860,000	41,810
Mexico Government International Bond, 4.50%, 01/31/50 (Mexico)	200,000	216,250

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

FOREIGN BONDS (continued)

Government (continued)
Republic of South Africa Government International Bond, 5.65%, 09/27/47 (South Africa)	$200,000	$181,290
Russian Foreign Bond - Eurobond, 4.38%, 03/21/29 (Russia)	200,000	228,807
Saudi Government International Bond, 3.63%, 03/04/28 (Saudi Arabia)(1)	200,000	222,278
Turkey Government International Bond, 7.38%, 02/05/25 (Turkey)	90,000	92,160
Uruguay Government International Bond, 5.10%, 06/18/50 (Uruguay)	40,000	53,612
Total Government		1,678,615

Health Care — 0.3%
Advanz Pharma Corp., Ltd., 8.00%, 09/06/24 (Canada)	17,000	16,745
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	55,000	48,503
Total Health Care		65,248

Industrials — 2.3%
Avolon Holdings Funding Ltd., 4.38%, 05/01/26 (Ireland)(1)	47,000	45,667
Bombardier, Inc., 8.75%, 12/01/21 (Canada)(1)	25,000	24,886
Bombardier, Inc., 7.50%, 03/15/25 (Canada)(1)	30,000	21,863
DP World PLC, 6.85%, 07/02/37 (United Arab Emirates)(1)	100,000	125,880
GFL Environmental, Inc., 7.00%, 06/01/26 (Canada)(1)	14,000	14,621
GFL Environmental, Inc., 8.50%, 05/01/27 (Canada)(1)	15,000	16,378
Norwegian Air Shuttle ASA Pass-Through Trust, Class A, Series 2016-1, 4.88%, 05/10/28 (Norway)(1)	179,307	163,174
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 04/15/26 (Multinational)(1)	20,000	20,000
Total Industrials		432,469

Materials — 0.5%
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(1)	30,000	29,700
Teck Resources Ltd., 6.13%, 10/01/35 (Canada)	50,000	57,928
Total Materials		87,628

Total Foreign Bonds
(Cost $3,497,493)		3,612,088

TERM LOANS — 12.5%

Aerospace — 0.5%
AI Convoy Luxembourg Sarl, 4.50%, (6-Month USD LIBOR + 3.50%), 01/18/27(4)	34,738	34,206
AI Convoy Luxembourg Sarl, 4.50%, (2-Month USD LIBOR + 3.50%), 01/18/27(4)	88	86
Mileage Plus Holdings LLC, 6.25%, (3-Month USD LIBOR + 5.25%), 06/21/27(4)	30,000	30,550

Security Description	Principal	Value

TERM LOANS (continued)

Aerospace (continued)
TransDigm, Inc., 2.40%, (1-Month USD LIBOR + 2.25%), 12/09/25(4)	$32,626	$30,780
Total Aerospace		95,622

Chemicals — 0.3%
Aruba Investments Holdings LLC, 0.00%, (3-Month USD LIBOR + 4.00%), 10/28/27(6)	15,000	14,925
H.B. Fuller Co., 2.15%, (1-Month USD LIBOR + 2.00%), 10/21/24(4)	22,621	22,281
Innophos Holdings, Inc., 3.65%, (1-Month USD LIBOR + 3.50%), 02/05/27(4)	19,900	19,602
Total Chemicals		56,808

Consumer Non-Durables — 0.9%
American Greetings Corp., 5.50%, (1-Month USD LIBOR + 4.50%), 04/06/24(4)	14,659	14,414
Diamond (BC) B.V., 3.21%, (3-Month USD LIBOR + 3.00%), 09/06/24 (Netherlands)(4)	44,591	42,786
Diamond (BC) B.V., 3.15%, (1-Month USD LIBOR + 3.00%), 09/06/24 (Netherlands)(4)	115	110
Kronos Acquisition Intermediate, Inc. (aka KIK Custom Products), 5.00%, (3-Month USD LIBOR + 4.00%), 05/15/23 (Canada)(4)	17,430	17,310
Parfums Holding Co., Inc., 4.26%, (3-Month USD LIBOR + 4.00%), 06/28/24(4)	48,594	47,212
Rodan & Fields, LLC, 4.15%, (1-Month USD LIBOR + 4.00%), 06/16/25 (Kazakhstan)(4)	61,949	45,843
Total Consumer Non-Durables		167,675

Energy — 0.4%
CITGO Petroleum Corp., 6.00%, (3-Month USD LIBOR + 5.00%), 03/28/24(4)	35,918	33,673
Hamilton Projects Acquiror LLC, 5.75%, (3-Month USD LIBOR + 4.75%), 06/17/27(4)	24,938	24,931
Traverse Midstream Partners LLC, 6.50%, (1-Month USD LIBOR + 5.50%), 09/27/24 (Turkey)(4)	23,927	22,175
Total Energy		80,779

Financials — 0.7%
Asurion, LLC (fka Asurion Corp.), 6.65%, (1-Month USD LIBOR + 6.50%), 08/04/25(4)	43,426	43,546
Blackhawk Network Holdings, Inc., 3.15%, (1-Month USD LIBOR + 3.00%), 06/15/25(4)	23,425	22,071
Deerfield Dakota Holding LLC, 4.75%, (1-Month USD LIBOR + 3.75%), 04/09/27(4)	14,963	14,750
iStar, Inc. (fka iStar Financial, Inc.), 2.89%, (1-Month USD LIBOR + 2.75%), 06/28/23(4)	37,238	37,052
Ryan Specialty Group LLC, 4.00%, (1-Month USD LIBOR + 3.25%), 09/01/27(4)	5,000	4,972
Total Financials		122,391

Food/Tobacco — 0.6%
Chobani LLC, 0.00%, (1-Month USD LIBOR + 3.50%), 10/20/27(6)	10,000	9,887

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Food/Tobacco (continued)
Froneri US, Inc., 2.40%, (1-Month USD LIBOR + 2.25%), 01/29/27(4)	$34,913	$33,729
H-Food Holdings, LLC (aka Hearthside Food Solutions, LLC), 3.84%, (1-Month USD LIBOR + 3.69%), 05/23/25(4)	24,873	24,025
Milk Specialties Co., 5.00%, (1-Month USD LIBOR + 4.00%), 08/16/23(4)	26,267	25,545
Shearer’s Foods LLC, 4.75%, (3-Month USD LIBOR + 4.00%), 09/23/27(4)	19,790	19,605
Total Food/Tobacco		112,791

Gaming/Leisure — 0.8%
Affinity Gaming LLC, 4.25%, (3-Month USD LIBOR + 3.25%), 07/01/23(4)	25,000	23,138
Aristocrat International Pty Ltd., 4.75%, (3-Month USD LIBOR + 3.75%), 10/19/24(4)	4,988	4,998
Carnival Corp., 8.50%, (1-Month USD LIBOR + 7.50%), 06/30/25(4)	4,988	5,045
CCM Merger, Inc., 0.00%, (1-Month USD LIBOR + 3.75%), 10/29/25(6)	5,000	4,956
Everi Payments, Inc., 3.75%, (1-Month USD LIBOR + 2.75%), 05/09/24(4)	20,000	19,263
Playa Resorts Holding B.V., 3.75%, (1-Month USD LIBOR + 2.75%), 04/29/24(4)	31,079	26,495
Pug LLC, 3.65%, (1-Month USD LIBOR + 3.50%), 02/12/27(4)	34,738	30,547
Scientific Games International, Inc., 2.90%, (1-Month USD LIBOR + 2.75%), 08/14/24(4)	18,513	17,271
Stars Group Holdings BV, 3.72%, (3-Month USD LIBOR + 3.50%), 07/10/25(4)	19,000	19,022
Total Gaming/Leisure		150,735

Health Care — 2.8%
Accelerated Health Systems, LLC, 3.65%, (1-Month USD LIBOR + 3.50%), 10/31/25(4)	39,152	37,880
AHP Health Partners, Inc. (aka Ardent Health Partners, LLC), 5.50%, (1-Month USD LIBOR + 4.50%), 06/30/25(4)	47,623	47,504
Azalea Topco, Inc., 0.00%, (3-Month USD LIBOR + 4.00%), 07/25/26(6)	15,000	14,916
Azalea Topco, Inc., 4.75%, (3-Month USD LIBOR + 4.00%), 07/25/26(4)	5,000	4,972
CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), 4.00%, (3-Month USD LIBOR + 3.00%), 06/07/23(4)	85,603	83,721
Concordia Healthcare Corp., 6.50%, (3-Month USD LIBOR + 5.50%), 09/06/24 (Canada)(4)	152,640	149,333
Envision Health Care Corp., 3.90%, (1-Month USD LIBOR + 3.75%), 10/10/25(4)	30,354	21,813
Milano Acquisition Corp., 4.75%, (3-Month USD LIBOR + 4.00%), 08/17/27(4)	30,000	29,575
Navicure, Inc., 4.75%, (1-Month USD LIBOR + 4.00%), 10/22/26(4)	5,000	4,944
One Call Corp., 0.00%, (3-Month USD LIBOR + 5.25%), 11/27/22(6)	25,000	23,155

Security Description	Principal	Value

TERM LOANS (continued)

Health Care (continued)
Ortho-Clinical Diagnostics, Inc., 3.39%, (1-Month USD LIBOR + 3.25%), 06/30/25(4)	$30,187	$29,234
Packaging Coordinators Midco, Inc., 0.00%, (6-Month USD LIBOR + 3.75%), 09/25/27(6)	5,000	4,925
PetVet Care Centers LLC, 3.40%, (1-Month USD LIBOR + 3.25%), 02/14/25(4)	8,270	8,047
PetVet Care Centers LLC, 5.25%, (1-Month USD LIBOR + 4.25%), 02/14/25(4)	4,987	4,989
Phoenix Guarantor, Inc., 3.89%, (1-Month USD LIBOR + 3.75%), 03/05/26(4)	10,000	9,840
Phoenix Guarantor, Inc., 3.40%, (1-Month USD LIBOR + 3.25%), 03/05/26(4)	39,800	38,614
Total Health Care		513,462

Housing — 0.1%
CPG International LLC (fka CPG International, Inc.), 4.75%, (3-Month USD LIBOR + 3.75%), 05/05/24(4)	18,540	18,542

Information Technology — 1.3%
Applied Systems, Inc., 8.00%, (3-Month USD LIBOR + 7.00%), 09/19/25(4)	50,000	50,553
Barracuda Networks, Inc., 0.00%, (3-Month USD LIBOR + 3.25%), 02/12/25(6)	15,000	14,775
BMC Software Finance, Inc., 4.40%, (1-Month USD LIBOR + 4.25%), 10/02/25(4)	19,304	18,805
Epicor Software Corp., 5.25%, (1-Month USD LIBOR + 4.25%), 07/30/27(4)	25,000	24,941
Greeneden US Holdings II LLC, 0.00%, (1-Month USD LIBOR + 4.00%), 10/07/27(6)	15,000	14,789
Hyland Software, Inc., 4.25%, (1-Month USD LIBOR + 3.50%), 07/01/24(4)	10,000	9,880
RSA Security LLC, 6.00%, (3-Month USD LIBOR + 5.00%), 09/01/27(4)	20,000	19,875
Sophia LP, 4.50%, (3-Month USD LIBOR + 3.75%), 10/07/27(4)	15,000	14,783
SS&C Technologies, Inc., 1.90%, (1-Month USD LIBOR + 1.75%), 04/16/25(4)	14,001	13,637
SS&C Technologies, Inc., 1.90%, (1-Month USD LIBOR + 1.75%), 04/16/25(4)	11,190	10,899
Ultimate Software Group, Inc. (The), 4.75%, (3-Month USD LIBOR + 4.00%), 05/03/26(4)	35,000	34,858
Vertiv Group Corp., 3.15%, (1-Month USD LIBOR + 3.00%), 03/02/27(4)	19,900	19,611
Total Information Technology		247,406

Manufacturing — 0.8%
Alliance Laundry Systems LLC, 0.00%, (3-Month USD LIBOR + 3.50%), 09/30/27(6)	20,000	19,863
CPI Acquisition, Inc., 5.50%, (3-Month USD LIBOR + 4.50%), 08/17/22(4)	20,000	17,540
Filtration Group Corp., 4.50%, (1-Month USD LIBOR + 3.75%), 03/29/25(4)	25,000	24,734
LEB Holdings USA, Inc., 0.00%, (3-Month USD LIBOR + 4.00%), 09/25/27(6)	20,000	19,825

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Manufacturing (continued)
Star US Bidco LLC, 5.25%, (1-Month USD LIBOR + 4.25%), 03/17/27(4)	$24,938	$24,002
US Farathane LLC, 4.50%, (3-Month USD LIBOR + 3.50%), 12/23/21(4)	23,944	21,908
Weber-Stephen Products LLC, 0.00%, (1-Month USD LIBOR + 3.25%), 10/20/27(6)	20,000	19,838
Total Manufacturing		147,710

Media/Telecom - Broadcasting — 0.1%
Diamond Sports Group LLC, 3.40%, (1-Month USD LIBOR + 3.25%), 08/24/26(4)	19,800	12,416

Media/Telecom - Cable/Wireless Video — 0.4%
CSC Holdings, LLC, 2.40%, (1-Month USD LIBOR + 2.25%), 01/15/26(4)	58,433	56,598
Intelsat Jackson Holdings SA, 8.63%, (1-Month USD LIBOR + 8.63%), 01/02/24(4)	15,000	15,140
Radiate Holdco LLC, 4.25%, (1-Month USD LIBOR + 3.50%), 09/10/26(4)	3,760	3,703
Total Media/Telecom - Cable/Wireless Video		75,441

Media/Telecom - Diversified Media — 0.2%
Newco Financing Partnership, 0.00%, (2-Month USD LIBOR + 3.50%), 01/31/29(6)	15,000	14,666
Newco Financing Partnership, 0.00%, (2-Month USD LIBOR + 3.50%), 01/31/29(6)	15,000	14,666
Total Media/Telecom - Diversified Media		29,332

Media/Telecom - Telecommunications — 0.3%
Altice France SA/France, 3.84%, (1-Month USD LIBOR + 3.69%), 01/31/26(4)	29,770	28,911
CenturyLink, Inc., 2.40%, (1-Month USD LIBOR + 2.25%), 03/15/27(4)	14,888	14,361
Consolidated Communications, Inc., 5.75%, (3-Month USD LIBOR + 4.75%), 10/02/27(4)	15,000	14,894
Northwest Fiber LLC, 5.64%, (1-Month USD LIBOR + 5.50%), 04/30/27(4)	4,988	4,983
Total Media/Telecom - Telecommunications		63,149

Media/Telecom - Wireless Communications — 0.1%
CommScope, Inc., 3.40%, (1-Month USD LIBOR + 3.25%), 04/06/26(4)	14,850	14,381

Retail — 0.4%
CNT Holdings I Corp., 0.00%, (3-Month USD LIBOR + 3.75%), 10/16/27(6)	25,000	24,755
Leslie’s Poolmart, Inc., 3.65%, (1-Month USD LIBOR + 3.50%), 08/16/23(4)	24,898	24,571
Neiman Marcus Group, Inc. (The), 10.25%, (3-Month PRIME + 7.00%), 10/25/23(2)(4)	38,210	6,973
PriSo Acquisition Corp., 0.00%, (3-Month USD LIBOR + 3.00%), 05/08/22(6)	20,000	19,600
Total Retail		75,899

Security Description	Principal	Value

TERM LOANS (continued)

Service — 1.4%
Amentum Government Services Holdings LLC, 0.00%, (3-Month USD LIBOR + 4.75%), 01/29/27(6)	$15,000	$14,719
Cardtronics USA, Inc., 5.00%, (1-Month USD LIBOR + 4.00%), 06/29/27(4)	24,938	24,969
Dun & Bradstreet Corp. (The), 3.91%, (1-Month USD LIBOR + 3.75%), 02/06/26(4)	39,800	39,269
GFL Environmental, Inc., 4.00%, (3-Month USD LIBOR + 3.00%), 05/30/25(4)	66,406	65,940
Hoya Midco, LLC, 4.50%, (3-Month USD LIBOR + 3.50%), 06/30/24(4)	14,800	12,580
PI UK Holdco II Limited, 4.50%, (3-Month USD LIBOR + 3.50%), 01/03/25(4)	35,727	34,797
Sedgwick Claims Management Services, Inc., 4.15%, (1-Month USD LIBOR + 4.00%), 09/03/26(4)	19,899	19,394
Spin Holdco, Inc., 4.25%, (3-Month USD LIBOR + 3.25%), 11/14/22(4)	14,961	14,624
TKC Holdings, Inc., 4.75%, (3-Month USD LIBOR + 3.75%), 02/01/23(4)	27,481	25,914
TKC Holdings, Inc., 4.75%, (2-Month USD LIBOR + 3.75%), 02/01/23(4)	72	68
Total Service		252,274

Transportation - Automotive — 0.2%
Cooper-Standard Automotive, Inc., 2.75%, (1-Month USD LIBOR + 2.00%), 11/02/23(4)	29,603	25,686
KPAE Finance Sub, Inc., 0.00%, (3-Month USD LIBOR + 4.00%), 10/22/27(6)	5,000	4,972
Total Transportation - Automotive		30,658

Utilities — 0.2%
Brookfield WEC Holdings, Inc., 3.75%, (1-Month USD LIBOR + 3.00%), 08/01/25(4)	34,054	33,336
PG&E Corp., 5.50%, (3-Month USD LIBOR + 4.50%), 06/23/25(4)	9,975	9,893
Total Utilities		43,229

Total Term Loans
(Cost $2,392,290)		2,310,700

U.S. GOVERNMENT SECURITIES — 8.7%
U.S. Treasury Note
1.13%, 08/31/21	235,000	236,947
0.13%, 05/31/22	605,000	604,858
1.25%, 08/31/24	45,000	46,674
0.25%, 05/31/25	610,000	607,498
1.50%, 02/15/30	100,000	106,000

Total U.S. Government Securities
(Cost $1,604,582)		1,601,977

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

MORTGAGE BACKED SECURITIES — 8.0%

Commercial Mortgage Backed Securities — 0.7%
CF Hippolyta LLC, Class A1, Series 2020-1, 1.69%, 07/15/60(1)	$98,715	$100,008
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37(1)(4)(7)	34,213	34,078
Total Commercial Mortgage Backed Securities		134,086

Mortgage Backed Security — 2.5%
Comm Mortgage Trust, Class B, Series 2020-CBM, 3.10%, 02/10/37(1)	45,000	44,265
Federal National Mortgage Association, 3.50%, 05/01/49	106,231	112,045
Federal National Mortgage Association, 3.50%, 07/01/49	116,094	122,468
Towd Point Trust, Class A1, Series 2019-HE1, 1.05%, (1-Month USD LIBOR + 0.90%), 04/25/48(1)(4)	176,724	176,110
Total Mortgage Backed Security		454,888

Residential Mortgage Backed Securities — 4.8%
Ajax Mortgage Loan Trust, Class A1, Series 2019-D, 2.96%, 09/25/65(1)(8)	113,093	114,664
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49(1)(4)(7)	68,516	70,603
Banc of America Funding Trust, Class 5A1, Series 2004-D, 3.78%, 01/25/35(4)(7)	94,902	93,765
Deephaven Residential Mortgage Trust, Class A2, Series 2017-1A, 2.93%, 12/26/46(1)(4)(7)	9,130	9,163
Deephaven Residential Mortgage Trust, Class A2, Series 2017-2A, 2.61%, 06/25/47(1)(4)(7)	23,896	23,988
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56(1)(4)(7)	82,901	89,128
RCKT Mortgage Trust, Class A1, Series 2020-1, 3.00%, 02/25/50(1)(4)(7)	86,810	89,344
Sequoia Mortgage Trust, Class B1, Series 2013-8, 3.51%, 06/25/43(4)(7)	197,865	203,348
Towd Point Mortgage Trust, Class A2, Series 2018-6, 3.75%, 03/25/58(1)(4)(7)	100,000	110,566
Verus Securitization Trust, Class A1, Series 2019-2, 3.21%, 05/25/59(1)(4)(7)	92,151	93,162
Total Residential Mortgage Backed Securities		897,731

Total Mortgage Backed Securities
(Cost $1,455,340)		1,486,705

ASSET BACKED SECURITIES — 4.3%
American Credit Acceptance Receivables Trust, Class D, Series 2020-4, 1.77%, 12/14/26(1)	45,000	45,086
Arbys Funding LLC, Class A2, Series 2020-1A, 3.24%, 07/30/50(1)	49,875	51,281
Carvana Auto Receivables Trust, Class D, Series 2019-3A, 3.04%, 04/15/25(1)	55,000	56,571
CCG Receivables Trust, Class B, Series 2019-2, 2.55%, 03/15/27(1)	100,000	102,013
DT Auto Owner Trust, Class C, Series 2019-2A, 3.18%, 02/18/25(1)	90,000	92,038
Flagship Credit Auto Trust, Class C, Series 2019-2, 3.09%, 05/15/25(1)	130,000	135,249

Security Description	Principal/ Shares	Value

ASSET BACKED SECURITIES (continued)

Marlette Funding Trust, Class A, Series 2019-4A, 2.39%, 12/17/29(1)	$51,086	$51,568
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36(1)	66,985	68,892
United Auto Credit Securitization Trust, Class E, Series 2019-1, 4.29%, 08/12/24(1)	80,000	81,654
Veros Automobile Receivables Trust, Class B, Series 2020-1, 2.19%, 06/16/25(1)	55,000	55,356
Westlake Automobile Receivables Trust, Class C, Series 2020-3A, 1.24%, 11/17/25(1)	45,000	45,122

Total Asset Backed Securities
(Cost $769,119)		784,830

EXCHANGE TRADED FUNDS — 1.6%

Debt Funds — 1.6%
iShares iBoxx $ High Yield Corporate Bond ETF	2,234	187,388
iShares Iboxx $ Investment Grade Corporate Bond ETF	840	112,333
Total Debt Funds		299,721

Total Exchange Traded Funds
(Cost $298,893)		299,721

MUNICIPAL BONDS — 1.1%
Sales Tax Securitization Corp., 3.41%, 01/01/43	5,000	5,063
State of California, 7.60%, 11/01/40	115,000	203,927

Total Municipal Bonds
(Cost $193,846)		208,990

COMMON STOCKS — 0.2%

Communication Services — 0.0%(9)
Clear Channel Outdoor Holdings, Inc.*	6,654	5,949

Consumer Discretionary — 0.1%
MYT Holdings LLC*(3)	8,785	7,248
NMG Parent LLC*(3)	30	2,100
Total Consumer Discretionary		9,348

Energy — 0.1%
Denbury, Inc.*	777	12,890

Total Common Stocks
(Cost $96,954)		28,187

WARRANT — 0.1%

Communication Services — 0.1%
iHeart Media, Inc.*
(Cost $49,153)	2,830	21,910

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

MONEY MARKET FUND — 1.0%
JP Morgan U.S. Government Money Market Institutional Shares, 0.01%(10) (Cost $188,879)	188,879	$188,879

TOTAL INVESTMENTS — 99.2%
(Cost $18,152,469)		18,341,588
Other Assets in Excess of Liabilities — 0.8%		152,830
Net Assets — 100.0%		$18,494,418

*Non-income producing security.

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2020, the aggregate value of these securities was $7,037,492, or 38.1% of net assets.

(2)Security in default, no interest payments are being received during the bankruptcy proceedings.

(3)Security value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(4)Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.

(5)Perpetual security with no stated maturity date.

(6)The loan will settle after October 31, 2020. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(7)Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(8)Represents step coupon bond. Rate shown reflects the rate in effect as of October 31, 2020.

(9)Amount rounds to less than 0.05%.

(10) The rate shown reflects the seven-day yield as of October 31, 2020.

Abbreviations:

BAM — Build America Mutual Assurance Company

CMT — 1 Year Constant Maturity Treasury Index

ETF — Exchange Traded Fund

LIBOR — London InterBank Offered Rate

PRIME — U.S. Prime rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

Currency Abbreviations

MXN Mexican Peso

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$7,797,481	$120	$7,797,601
Foreign Bonds	—	3,612,088	—	3,612,088
Term Loans	—	2,310,700	—	2,310,700
U.S. Government Securities	—	1,601,977	—	1,601,977
Mortgage Backed Securities	—	1,486,705	—	1,486,705
Asset Backed Securities	—	784,830	—	784,830
Exchange Traded Funds	299,721	—	—	299,721
Municipal Bonds	—	208,990	—	208,990
Common Stocks	18,839	—	9,348	28,187
Warrant	—	21,910	—	21,910
Money Market Fund	188,879	—	—	188,879
Total	$507,439	$17,824,681	$9,468	$18,341,588

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended October 31, 2020.

Schedule of Investments — Virtus Private Credit Strategy ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 56.4%

Financials — 56.4%
Apollo Investment Corp.(1)	76,440	$578,651
Ares Capital Corp.	27,140	375,346
Bain Capital Specialty Finance, Inc.(1)	29,502	270,238
Barings BDC, Inc.(1)	65,489	491,822
BlackRock Capital Investment Corp.	74,525	174,388
BlackRock TCP Capital Corp.(1)	52,671	487,207
Capital Southwest Corp.(1)	13,549	179,931
Crescent Capital BDC, Inc.	6,249	79,987
Fidus Investment Corp.	19,302	204,022
First Eagle Alternative Capital BDC, Inc.(1)	58,878	161,326
FS KKR Capital Corp.(1)	43,611	636,721
Gladstone Capital Corp.(1)	26,346	192,589
Gladstone Investment Corp.(1)	37,340	311,042
Goldman Sachs BDC, Inc.(1)	25,852	395,536
Golub Capital BDC, Inc.(1)	29,052	369,251
Hercules Capital, Inc.	37,576	420,851
Horizon Technology Finance Corp.(1)	16,577	188,978
Main Street Capital Corp.(1)	10,414	285,239
Monroe Capital Corp.(1)	28,129	184,245
MVC Capital, Inc.(1)	25,080	183,084
New Mountain Finance Corp.(1)	48,163	436,598
Oaktree Specialty Lending Corp.	54,174	247,033
Oaktree Strategic Income Corp.(1)	29,652	191,255
Oxford Square Capital Corp.(1)	75,046	187,615
PennantPark Floating Rate Capital Ltd.(1)	57,460	448,188
PennantPark Investment Corp.	60,121	174,952
Prospect Capital Corp.(1)	96,690	478,616
Saratoga Investment Corp.(1)	11,423	203,329
Sixth Street Specialty Lending, Inc.	21,430	352,738
Solar Capital Ltd.	20,484	324,057
Solar Senior Capital Ltd.	14,923	185,493
Stellus Capital Investment Corp.(1)	24,222	199,832
TCG BDC, Inc.(1)	77,450	636,639
TriplePoint Venture Growth BDC Corp.(1)	33,259	350,882
WhiteHorse Finance, Inc.(1)	18,466	184,845
Total Financials		10,772,526

Total Common Stocks
(Cost $16,780,907)		10,772,526

CLOSED-END FUNDS — 40.7%
Barings Corporate Investors	21,709	253,127
BlackRock Debt Strategies Fund, Inc.	28,860	275,036
BlackRock Floating Rate Income Trust	21,944	243,798

Security Description	Shares	Value

CLOSED-END FUNDS (continued)

BlackRock Limited Duration Income Trust	15,545	$222,138
Blackstone / GSO Long-Short Credit Income Fund(1)	32,444	403,603
Blackstone / GSO Senior Floating Rate Term Fund	24,565	324,012
Blackstone / GSO Strategic Credit Fund	33,259	391,126
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.(1)	31,455	238,743
Eagle Point Credit Co., Inc.(1)	110,402	883,216
Eaton Vance Floating-Rate Income Plus Fund	16,039	229,839
Eaton Vance Senior Floating-Rate Trust	23,298	277,246
Eaton Vance Senior Income Trust(1)	39,489	229,036
First Trust Senior Floating Rate 2022 Target Term Fund(1)	19,410	164,597
First Trust Senior Floating Rate Income Fund II(1)	23,233	244,179
Invesco Senior Income Trust	69,398	246,363
KKR Income Opportunities Fund	29,095	385,509
Nuveen Credit Strategies Income Fund	81,766	473,425
Nuveen Floating Rate Income Fund	37,469	298,628
Nuveen Floating Rate Income Opportunity Fund	38,414	301,550
Nuveen Senior Income Fund(1)	64,674	302,028
Oxford Lane Capital Corp.(1)	211,452	917,702
Pioneer Floating Rate Trust	27,312	273,666
Voya Prime Rate Trust(1)	49,538	208,555

Total Closed-End Funds
(Cost $8,889,718)		7,787,122

SECURITIES LENDING COLLATERAL — 22.9%

Money Market Fund — 22.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.02%(2)(3)
(Cost $4,377,884)	4,377,884	4,377,884

TOTAL INVESTMENTS — 120.0%
(Cost $30,048,509)		22,937,532
Liabilities in Excess of Other Assets — (20.0)%		(3,828,719)
Net Assets — 100.0%		$19,108,813

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $4,779,177; total market value of collateral held by the Fund was $4,944,841. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $566,957.

(2)Represents securities purchased with cash collateral received for securities on loan.

(3)The rate shown reflects the seven-day yield as of October 31, 2020.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$10,772,526	$—	$—	$10,772,526
Closed End Funds	7,787,122	—	—	7,787,122
Money Market Fund	4,377,884	—	—	4,377,884
Total	$22,937,532	$—	$—	$22,937,532

Schedule of Investments — Virtus Real Asset Income ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 97.4%

Communication Services — 6.3%
Cogent Communications Holdings, Inc.	18,212	$1,016,230
KT Corp. (South Korea)(1)	115,277	1,108,965
Orange SA (France)(1)	103,517	1,163,531
Telecom Argentina SA (Argentina)*(1)(2)	167,101	1,071,117
Telefonica Brasil SA (Brazil)(1)	133,601	983,303
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)(1)	59,527	1,017,317
Total Communication Services		6,360,463

Consumer Staples — 1.0%
Ingredion, Inc.	14,404	1,021,100

Energy — 26.1%
Black Stone Minerals LP(2)	187,710	1,135,645
Canadian Natural Resources Ltd. (Canada)	66,290	1,057,326
Cheniere Energy Partners LP(2)	34,316	1,237,092
China Petroleum & Chemical Corp. (China)(1)(2)	27,113	1,066,354
CNOOC Ltd. (China)(1)	10,945	1,008,253
CVR Energy, Inc.	85,517	941,542
Delek Logistics Partners LP(2)	37,794	1,002,297
Delek US Holdings, Inc.	95,608	961,816
Dorchester Minerals LP(2)	109,772	1,104,306
Enbridge, Inc. (Canada)	36,914	1,017,350
Equinor ASA (Norway)(1)(2)	74,984	962,045
Kinder Morgan, Inc.	87,989	1,047,069
Marathon Petroleum Corp.	36,284	1,070,378
ONEOK, Inc.	43,875	1,272,375
PetroChina Co., Ltd. (China)(1)	36,075	1,026,695
Phillips 66	20,344	949,251
Phillips 66 Partners LP	47,723	1,120,059
RPC, Inc.*	376,675	896,487
Shell Midstream Partners LP	117,075	1,024,406
Suncor Energy, Inc. (Canada)	88,403	998,070
TC Energy Corp. (Canada)	24,452	964,876
Transportadora de Gas del Sur SA Class B (Argentina)*(1)(2)	274,029	1,320,820
Valero Energy Corp.	23,751	917,026
Viper Energy Partners LP(2)	143,473	1,005,746
Western Midstream Partners LP	147,609	1,203,013
Total Energy		26,310,297

Industrials — 1.3%
Grupo Aeroportuario del Pacifico SAB de CV (Mexico)(1)	15,680	1,304,262

Materials — 18.7%
Avient Corp.	43,977	1,366,365
BHP Group Ltd. (Australia)(1)(2)	21,294	1,024,454
Compass Minerals International, Inc.	19,835	1,197,637
Eastman Chemical Co.	14,255	1,152,374
Huntsman Corp.	51,287	1,245,761
ICL Group Ltd. (Israel)	322,710	1,168,210
LyondellBasell Industries NV Class A	15,321	1,048,723

Security Description	Shares	Value

COMMON STOCKS (continued)

Materials (continued)
Newmont Corp.	17,750	$1,115,410
Norbord, Inc. (Canada)	37,972	1,247,760
Rio Tinto PLC (Australia)(1)(2)	18,340	1,041,162
Schweitzer-Mauduit International, Inc.	41,868	1,390,018
Sinopec Shanghai Petrochemical Co., Ltd. (China)(1)(2)	61,444	1,143,473
Southern Copper Corp. (Peru)	24,813	1,298,713
Steel Dynamics, Inc.	38,321	1,206,345
Ternium SA (Mexico)*(1)	58,905	1,179,278
Westlake Chemical Partners LP	55,728	1,009,791
Total Materials		18,835,474

Real Estate — 32.3%
American Campus Communities, Inc.	32,151	1,204,377
Apartment Investment and Management Co. Class A	32,410	1,033,879
Brandywine Realty Trust	112,066	981,698
Brixmor Property Group, Inc.	96,592	1,058,648
CareTrust REIT, Inc.	60,748	1,038,791
CoreSite Realty Corp.	9,543	1,139,053
CubeSmart	35,273	1,196,813
EPR Properties	40,542	966,521
Gaming and Leisure Properties, Inc.	31,393	1,141,136
Getty Realty Corp.	43,003	1,130,119
Global Medical REIT, Inc.	83,861	1,042,392
Highwoods Properties, Inc.	33,550	998,784
Iron Mountain, Inc.(2)	41,422	1,079,457
Lamar Advertising Co. Class A	17,142	1,062,118
Medical Properties Trust, Inc.	67,481	1,202,512
MGM Growth Properties LLC Class A	40,426	1,069,268
National Health Investors, Inc.	18,533	1,038,775
National Retail Properties, Inc.	32,636	1,044,678
Omega Healthcare Investors, Inc.	36,830	1,061,072
Piedmont Office Realty Trust, Inc. Class A	80,104	914,788
Public Storage	5,134	1,176,045
Realty Income Corp.	18,576	1,074,807
Ryman Hospitality Properties, Inc.	30,680	1,222,598
Saul Centers, Inc.	45,932	1,136,817
Simon Property Group, Inc.	17,298	1,086,487
SL Green Realty Corp.(2)	24,682	1,056,636
STAG Industrial, Inc.	36,272	1,128,785
Summit Hotel Properties, Inc.	218,267	1,152,450
Washington Prime Group, Inc.	1,845,117	1,080,316
Weingarten Realty Investors	68,884	1,092,500
Total Real Estate		32,612,320

Utilities — 11.7%
Algonquin Power & Utilities Corp. (Canada)	78,870	1,194,881
Avista Corp.	32,551	1,081,344
Brookfield Infrastructure Corp. Class A (Canada)	20,703	1,127,692
Brookfield Infrastructure Partners LP (Canada)(2)	23,866	1,023,851
Brookfield Renewable Corp. Class A	22,014	1,469,875

Schedule of Investments — Virtus Real Asset Income ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Utilities (continued)
Brookfield Renewable Partners LP (Canada)	24,575	$1,333,194
Dominion Energy, Inc.	14,532	1,167,501
Enel Americas SA (Chile)(1)	171,686	1,115,959
Enel Chile SA (Chile)(1)	326,452	1,087,085
OGE Energy Corp.	38,890	1,196,645
Total Utilities		11,798,027

Total Common Stocks
(Cost $129,836,131)		98,241,943

SECURITIES LENDING COLLATERAL — 4.2%

Money Market Fund — 4.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.02%(3)(4)
(Cost $4,228,894)	4,228,894	4,228,894

TOTAL INVESTMENTS — 101.6%
(Cost $134,065,025)		102,470,837
Liabilities in Excess of Other Assets — (1.6)%		(1,660,746)
Net Assets — 100.0		$100,810,091

*Non-income producing security.

(1)American Depositary Receipts.

(2)All or a portion of the security was on loan. The aggregate market value of securities on loan was $9,032,559; total market value of collateral held by the Fund was $9,251,104. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $5,022,210.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2020.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$98,241,943	$—	$—	$98,241,943
Money Market Fund	4,228,894	—	—	4,228,894
Total	$102,470,837	$—	$—	$102,470,837

Schedule of Investments — Virtus WMC International Dividend ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 98.6%

Australia — 2.4%
Aurizon Holdings Ltd.	8,897	$23,576
AusNet Services	4,265	5,996
Coles Group Ltd.	1,003	12,514
CSL Ltd.	72	14,553
Evolution Mining Ltd.	1,476	5,748
Fortescue Metals Group Ltd.	2,614	31,915
Rio Tinto PLC	135	7,620
Wesfarmers Ltd.	373	12,050
Total Australia		113,972

Austria — 0.1%
ANDRITZ AG	163	5,490

Belgium — 1.6%
Ageas SA/NV	297	11,951
Proximus SADP	1,786	34,726
Telenet Group Holding NV	749	28,787
Total Belgium		75,464

Brazil — 0.1%
Wheaton Precious Metals Corp.	108	4,956

Canada — 8.6%
Agnico Eagle Mines Ltd.	81	6,412
Bank of Nova Scotia (The)	1,142	47,444
Barrick Gold Corp.	525	14,036
BCE, Inc.	1,942	78,041
Canadian Imperial Bank of Commerce	593	44,234
Enbridge, Inc.	2,568	70,758
Franco-Nevada Corp.	36	4,907
Great-West Lifeco, Inc.	1,450	29,548
IGM Financial, Inc.	797	17,498
Nutrien Ltd.	268	10,895
Power Corp. of Canada	912	17,367
Royal Bank of Canada	145	10,139
TC Energy Corp.	261	10,273
TELUS Corp.	2,330	39,839
Toronto-Dominion Bank (The)	251	11,074
Total Canada		412,465

China — 1.2%
BOC Hong Kong Holdings Ltd.	20,512	56,886

Denmark — 1.1%
Coloplast A/S Class B	72	10,507
Genmab A/S*	15	4,996
Novo Nordisk A/S Class B	609	39,115
Total Denmark		54,618

Finland — 1.7%
Elisa OYJ	285	14,021
Fortum OYJ	723	13,599
Kone OYJ Class B	137	10,904
Orion OYJ Class B	339	14,509

Security Description	Shares	Value

COMMON STOCKS (continued)

Finland (continued)
UPM-Kymmene OYJ	947	$ 26,757
Total Finland		79,790

France — 5.5%
AXA SA	4,690	75,378
Bouygues SA	223	7,311
Carrefour SA	329	5,119
Danone SA	251	13,856
ICADE	473	23,908
Orange SA	3,616	40,556
Sanofi	526	47,397
Suez SA	409	7,488
TOTAL SE	1,448	43,543
Total France		264,556

Germany — 5.6%
Allianz SE	25	4,398
Aroundtown SA*	1,052	5,044
BASF SE	999	54,765
Bayer AG	524	24,631
Deutsche Post AG	776	34,379
Deutsche Telekom AG	1,613	24,553
E.ON SE	1,343	14,002
Evonik Industries AG	192	4,622
SAP SE	213	22,696
Scout24 AG(1)	130	10,470
Siemens AG	41	4,808
Siemens Energy AG*	20	438
Siemens Healthineers AG(1)	115	4,936
Telefonica Deutschland Holding AG	19,486	49,179
Uniper SE	264	7,890
Total Germany		266,811

Hong Kong — 8.1%
CK Infrastructure Holdings Ltd.	2,900	13,654
CLP Holdings Ltd.	1,216	11,184
Dairy Farm International Holdings Ltd.	1,287	4,852
Hang Seng Bank Ltd.	2,170	33,365
Henderson Land Development Co., Ltd.	8,453	29,930
HK Electric Investments & HK Electric Investments Ltd.	14,654	14,914
HKT Trust & HKT Ltd.	48,265	62,382
Hong Kong Exchanges & Clearing Ltd.	116	5,539
Kerry Properties Ltd.	6,034	14,757
Link REIT	660	5,027
New World Development Co., Ltd.	1,073	5,107
Pacific Century Premium Developments Ltd.*	19,731	2,087
PCCW Ltd.	164,095	98,637
Power Assets Holdings Ltd.	9,314	47,876
Sino Land Co., Ltd.	16,181	19,119
Sun Hung Kai Properties Ltd.	665	8,505
WH Group Ltd.(1)	5,947	4,672

Schedule of Investments — Virtus WMC International Dividend ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Wharf Real Estate Investment Co., Ltd.	1,243	$ 4,770
Total Hong Kong		386,377

Italy — 3.0%
Assicurazioni Generali SpA	3,370	45,175
Enel SpA	3,031	24,124
Eni SpA	5,295	37,069
Poste Italiane SpA(1)	1,112	9,066
Snam SpA	4,158	20,290
Terna Rete Elettrica Nazionale SpA	878	5,935
Total Italy		141,659

Japan — 22.4%
ABC-Mart, Inc.	192	9,738
Astellas Pharma, Inc.	881	12,075
Bridgestone Corp.	504	16,319
Canon, Inc.	3,427	58,936
Chugai Pharmaceutical Co., Ltd.	472	18,128
Daiichi Sankyo Co., Ltd.	396	10,394
Daito Trust Construction Co., Ltd.	90	8,158
Disco Corp.	21	5,622
Eisai Co., Ltd.	65	5,022
Fujitsu Ltd.	95	11,093
GMO Payment Gateway, Inc.	50	6,099
Hoya Corp.	52	5,861
ITOCHU Corp.	515	12,298
Itochu Techno-Solutions Corp.	608	20,645
Japan Exchange Group, Inc.	232	5,634
Japan Post Bank Co., Ltd.	3,081	24,455
Japan Tobacco, Inc.	5,298	89,348
Kakaku.com, Inc.	207	5,479
Kao Corp.	66	4,678
KDDI Corp.	968	25,819
Keyence Corp.	13	5,867
Kirin Holdings Co., Ltd.	600	10,768
Kyushu Railway Co.	531	11,254
Lasertec Corp.	72	6,217
Mitsubishi Corp.	2,195	48,756
Mitsubishi Gas Chemical Co., Inc.	348	6,292
Mitsubishi UFJ Financial Group, Inc.	3,620	14,183
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,125	4,728
Mitsui & Co., Ltd.	1,461	22,746
Mizuho Financial Group, Inc.	1,468	17,969
MS&AD Insurance Group Holdings, Inc.	820	22,279
NEC Corp.	98	4,914
Nexon Co., Ltd.	233	6,496
Nintendo Co., Ltd.	28	15,239
Nippon Telegraph & Telephone Corp.	1,547	32,449
Nitto Denko Corp.	92	6,424
Nomura Research Institute Ltd.	342	10,110
NTT DOCOMO, Inc.	2,068	76,778

Security Description	Shares	Value

COMMON STOCKS (continued)

Japan (continued)
Obic Co., Ltd.	84	$ 14,883
Ono Pharmaceutical Co., Ltd.	576	16,351
Oracle Corp Japan	472	47,157
ORIX Corp.	1,108	12,864
Otsuka Corp.	355	16,344
Otsuka Holdings Co., Ltd.	134	4,934
SBI Holdings, Inc.	250	5,714
SCSK Corp.	103	5,106
Seiko Epson Corp.	578	6,647
Sekisui House Ltd.	1,461	24,093
Seven & i Holdings Co., Ltd.	241	7,318
Seven Bank Ltd.	2,758	6,296
SG Holdings Co., Ltd.	294	7,063
SoftBank Corp.	4,807	55,671
SoftBank Group Corp.	100	6,488
Square Enix Holdings Co., Ltd.	100	5,846
Sumitomo Mitsui Financial Group, Inc.	1,100	30,270
Sumitomo Rubber Industries Ltd.	560	4,884
Takeda Pharmaceutical Co., Ltd.	1,335	41,302
Tokyo Electron Ltd.	80	21,319
Trend Micro, Inc.	260	14,528
USS Co., Ltd.	1,292	23,571
Z Holdings Corp.	2,191	15,174
Total Japan		1,073,093

Luxembourg — 0.2%
SES SA	919	7,336

Netherlands — 2.2%
ASML Holding NV	44	15,988
Koninklijke Ahold Delhaize NV	967	26,567
Koninklijke KPN NV	12,800	34,585
NN Group NV	847	29,535
Total Netherlands		106,675

New Zealand — 0.6%
Meridian Energy Ltd.	1,689	5,919
Spark New Zealand Ltd.	7,556	22,432
Total New Zealand		28,351

Norway — 0.3%
Telenor ASA	964	14,864

Portugal — 0.8%
EDP - Energias de Portugal SA	2,928	14,432
Galp Energia SGPS SA	2,680	21,705
Total Portugal		36,137

Singapore — 4.3%
Ascendas Real Estate Investment Trust	10,196	21,497
DBS Group Holdings Ltd.	3,068	45,707
Mapletree Logistics Trust	3,540	5,054
Oversea-Chinese Banking Corp. Ltd.	7,869	48,506

Schedule of Investments — Virtus WMC International Dividend ETF (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Singapore (continued)
Singapore Exchange Ltd.	1,238	$ 7,849
Singapore Technologies Engineering Ltd.	6,183	15,798
Singapore Telecommunications Ltd.	15,497	23,031
United Overseas Bank Ltd.	966	13,430
Venture Corp. Ltd.	1,942	27,382
Total Singapore		208,254

Spain — 4.6%
Enagas SA	1,514	32,673
Endesa SA	858	22,993
Iberdrola SA	460	5,424
Mapfre SA	15,836	23,866
Naturgy Energy Group SA	2,758	51,233
Red Electrica Corp. SA	1,424	25,084
Repsol SA	9,678	60,190
Total Spain		221,463

Sweden — 0.7%
Tele2 AB Class B	1,720	20,402
Telia Co. AB	3,575	13,708
Total Sweden		34,110

Switzerland — 10.1%
ABB Ltd.	503	12,206
Banque Cantonale Vaudoise	199	19,272
EMS-Chemie Holding AG	22	19,338
Givaudan SA	2	8,149
Nestle SA	848	95,347
Novartis AG	1,127	87,867
Roche Holding AG	272	87,433
Swiss Life Holding AG	20	6,722
Swiss Re AG	610	43,734
Swisscom AG	100	50,853
Zurich Insurance Group AG	158	52,382
Total Switzerland		483,303

United Kingdom — 13.4%
Admiral Group PLC	478	17,029
AstraZeneca PLC	382	38,433
Aviva PLC	25,013	83,441
BP PLC	12,993	33,093
British American Tobacco PLC	2,199	69,739
Direct Line Insurance Group PLC	14,737	50,307
GlaxoSmithKline PLC	3,239	54,206

Security Description	Shares	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Imperial Brands PLC	3,329	$ 52,788
J Sainsbury PLC	7,159	18,697
Legal & General Group PLC	6,227	14,908
M&G PLC	11,489	21,827
National Grid PLC	2,674	31,836
Persimmon PLC	169	5,114
Reckitt Benckiser Group PLC	130	11,452
SSE PLC	617	10,032
Standard Life Aberdeen PLC	8,179	23,788
Tesco PLC	2,891	7,697
Unilever NV	812	45,913
Unilever PLC	460	26,245
Vodafone Group PLC	15,471	20,644
Wm Morrison Supermarkets PLC	2,862	6,040
Total United Kingdom		643,229

Total Common Stocks
(Cost $5,081,291)		4,719,859

PREFERRED STOCKS — 0.2%

Germany — 0.2%
Porsche Automobil Holding SE, 0.00%	170	9,108

Total Preferred Stocks
(Cost $10,535)		9,108

RIGHT — 0.0%(2)

Singapore — 0.0%(2)
Mapletree Logistics Trust, expiring 11/27/20*
(Cost $0)	67	0

TOTAL INVESTMENTS — 98.8%
(Cost $5,091,826)		4,728,967
Other Assets in Excess of Liabilities - 1.2%		58,885
Net Assets — 100.0%		$4,787,852

*Non-income producing security.

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2020, the aggregate value of these securities was $29,144, or 0.6% of net assets.

(2)Amount rounds to less than 0.05%.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$4,719,859	$—	$—	$4,719,859
Preferred Stock	9,108	—	—	9,108
Right	—	0	—	0
Total	$4,728,967	$0	$—	$4,728,967

Statements of Assets and Liabilities

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Assets:
Investments, at cost	$51,150,968	$196,230,700	$44,705,513	$29,103,510
Investments, at value (including securities on loan)(a)	51,420,592	187,515,069	40,460,096	27,819,229
Cash	659,094	510,277	237,201	346,608
Due from brokers	—	89,724	—	—
Receivables:
Dividends and interest	43,964	264,823	3	3
Securities lending	—	—	15,652	4,663
Investment securities sold	—	642,007	—	—
Prepaid expenses	57	57	57	57
Total Assets	52,123,707	189,021,957	40,713,009	28,170,560
Liabilities:
Borrowings	—	42,180,888	—	—
Payables:
Investment securities purchased	—	294,427	—	—
Collateral for securities on loan	—	—	3,668,454	1,647,249
Interest expense	—	50,134	—	—
Advisory fees	20,024	99,734	26,788	18,375
Total Liabilities	20,024	42,625,183	3,695,242	1,665,624
Net Assets	$52,103,683	$146,396,774	$37,017,767	$26,504,936
Net Assets Consist of:
Paid-in capital	$58,478,647	$168,532,294	$72,917,748	$39,603,003
Total distributable earnings (accumulated deficit)	(6,374,964)	(22,135,520)	(35,899,981)	(13,098,067)
Net Assets	$52,103,683	$146,396,774	$37,017,767	$26,504,936
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	2,400,004	7,600,004	950,004	550,004
Net asset value per share	$21.71	$19.26	$38.97	$48.19
(a)Market value of securities on loan	$—	$—	$9,809,472	$5,473,487

Statements of Assets and Liabilities (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Assets:
Investments, at cost	$18,152,469	$30,048,509	$134,065,025	$5,091,826
Investments, at value (including securities on loan)(a)	18,341,588	22,937,532	102,470,837	4,728,967
Cash	29,290	508,284	2,160,315	39,129
Foreign currency(b)	—	—	—	5,175
Receivables:
Investment securities sold	316,676	868,655	123,407	787
Dividends and interest	161,134	39,677	321,690	15,993
Securities lending	—	14,372	7,479	—
Tax reclaim	—	—	4,046	730
Prepaid expenses	—	—	—	57
Total Assets	18,848,688	24,368,520	105,087,774	4,790,838
Liabilities:
Payables:
Investment securities purchased	276,522	—	—	788
Collateral for securities on loan	—	4,377,884	4,228,894	—
Capital shares payable	—	868,585	—	—
Advisory fees	7,641	13,238	48,789	2,087
Professional fees	28,218	—	—	—
Trustee fees	1,178	—	—	—
Other accrued expenses	40,711	—	—	111
Total Liabilities	354,270	5,259,707	4,277,683	2,986
Net Assets	$18,494,418	$19,108,813	$100,810,091	$4,787,852
Net Assets Consist of:
Paid-in capital	$21,579,306	$33,455,782	$154,572,314	$5,000,100
Total distributable earnings (accumulated deficit)	(3,084,888)	(14,346,969)	(53,762,223)	(212,248)
Net Assets	$18,494,418	$19,108,813	$100,810,091	$4,787,852
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	750,004	1,100,004	5,400,004	200,004
Net asset value per share	$24.66	$17.37	$18.67	$23.94
(a)Market value of securities on loan	$—	$4,779,177	$9,032,559	$—
(b)Foreign currency, at cost	$—	$—	$—	$5,045

Statements of Operations

For the Year Ended October 31, 2020

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Investment Income:
Dividend income	$2,435,111	$8,676,545	$7,295	$40,220
Interest income	863	1,875	178	319
Securities lending, net of fees	—	—	138,532	51,654
Total Investment Income	2,435,974	8,678,420	146,005	92,193

Expenses:
Advisory fees	210,848	826,475	301,202	205,002
Dividend and interest expenses	—	693,130	—	—
Total Expenses	210,848	1,519,605	301,202	205,002
Net Investment Income (Loss)	2,225,126	7,158,815	(155,197)	(112,809)

Net Realized Gain (Loss) on:
Investments	(6,343,064)	(15,308,162)	(6,035,224)	(4,275,910)
In-kind redemptions	(217,433)	(824,772)	15,596,198	5,952,106
Written options	—	(546,641)	—	—
Securities sold short	—	(453,524)	—	—
Total Net Realized Gain (Loss)	(6,560,497)	(17,133,099)	9,560,974	1,676,196

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(598,000)	(10,499,239)	1,988,542	4,978,291
Written options	—	(10,962)	—	—
Securities sold short	—	89,826	—	—
Total Change in Net Unrealized Appreciation (Depreciation)	(598,000)	(10,420,375)	1,988,542	4,978,291
Net Realized and Change in Unrealized Gain (Loss)	(7,158,497)	(27,553,474)	11,549,516	6,654,487
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,933,371)	$(20,394,659)	$11,394,319	$6,541,678

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended October 31, 2020

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$4,762	$10,414,228	$5,658,954	$128,776
Interest income	935,181	3,413	4,698	28
Securities lending, net of fees	—	89,161	61,998	—
Total Investment Income	939,943	10,506,802	5,725,650	128,804

Expenses:
Advisory fees	103,503	843,482	904,388	24,909
Pricing fees	37,670	—	—	—
Professional fees	35,336	—	—	—
Accounting and administration fees	16,700	—	—	—
Trustee fees	13,501	—	—	—
Exchange listing fees	10,582	—	—	—
Transfer agent fees	10,381	—	—	—
Report to shareholders fees	4,034	—	—	—
Custody fees	2,650	—	—	—
Insurance fees	2,100	—	—	—
Tax expense	171	57	57	—
Other expenses	3,014	—	—	—
Total Expenses	239,642	843,539	904,445	24,909
Less expense waivers/reimbursements	(125,300)	—	—	—
Net Expenses	114,342	843,539	904,445	24,909
Net Investment Income	825,601	9,663,263	4,821,205	103,895

Net Realized Gain (Loss) on:
Investments	173,534	(7,441,020)	(21,902,267)	258,360
In-kind redemptions	—	(72,372,141)	(26,988,605)	—
Foreign currency transactions	(1,717)	—	214	(307)
Total Net Realized Gain (Loss)	171,817	(79,813,161)	(48,890,658)	258,053

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(146,348)	310,452	(25,290,744)	(674,271)[1]
Foreign currency translations	86	—	—	140
Total Change in Net Unrealized Appreciation (Depreciation)	(146,262)	310,452	(25,290,744)	(674,131)
Net Realized and Change in Unrealized Gain (Loss)	25,555	(79,502,709)	(74,181,402)	(416,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	$851,156	$(69,839,446)	$(69,360,197)	$(312,183)
Foreign withholding taxes	$486	$—	$208,191	$14,291

1Net of change in deferred taxes of $9.

Statements of Changes in Net Assets

For the Year Ended October 31, 2020

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF		Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,225,126	$1,368,182	$7,158,815	$1,809,801
Net realized gain (loss)	(6,560,497)	(136,685)	(17,133,099)	2,281,462
Net change in unrealized appreciation (depreciation)	(598,000)	1,993,610	(10,420,375)	1,923,931
Net increase (decrease) in net assets resulting from operations	(4,933,371)	3,225,107	(20,394,659)	6,015,194
Distributions to Shareholders	(2,574,003)	(1,369,330)	(10,827,415)	(2,935,509)
Distributions to Shareholders from return of capital	(515,003)	(249,926)	(407,094)	—
Total distributions	(3,089,006)	(1,619,256)	(11,234,509)	(2,935,509)

Shareholder Transactions:
Proceeds from shares sold	26,241,207	15,051,231	119,621,679	79,327,661
Cost of shares redeemed	(4,000,481)	(1,240,219)	(30,120,596)	—
Net increase in net assets resulting from shareholder transactions	22,240,726	13,811,012	89,501,083	79,327,661
Increase in net assets	14,218,349	15,416,863	57,871,915	82,407,346

Net Assets:
Beginning of year	37,885,334	22,468,471	88,524,859	6,117,513
End of year	$52,103,683	$37,885,334	$146,396,774	$88,524,859

Changes in Shares Outstanding:
Shares outstanding, beginning of year	1,500,004	950,004	3,350,004	250,004
Shares sold	1,100,000	600,000	5,900,000	3,100,000
Shares redeemed	(200,000)	(50,000)	(1,650,000)	—
Shares outstanding, end of year	2,400,004	1,500,004	7,600,004	3,350,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2020

	Virtus LifeSci Biotech Clinical Trials ETF		Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(155,197)	$(137,520)	$(112,809)	$(156,958)
Net realized gain (loss)	9,560,974	(7,388,734)	1,676,196	1,499,180
Net change in unrealized appreciation (depreciation)	1,988,542	6,791,199	4,978,291	(1,071,625)
Net increase (decrease) in net assets resulting from operations	11,394,319	(735,055)	6,541,678	270,597

Shareholder Transactions:
Proceeds from shares sold	47,409,083	9,050,920	11,404,870	18,385,750
Cost of shares redeemed	(45,560,804)	(20,809,840)	(17,946,804)	(19,398,700)
Net increase (decrease) in net assets resulting from shareholder transactions	1,848,279	(11,758,920)	(6,541,934)	(1,012,950)
Increase (decrease) in net assets	13,242,598	(12,493,975)	(256)	(742,353)

Net Assets:
Beginning of year	23,775,169	36,269,144	26,505,192	27,247,545
End of year	$37,017,767	$23,775,169	$26,504,936	$26,505,192

Changes in Shares Outstanding:
Shares outstanding, beginning of year	900,004	1,350,004	700,004	750,004
Shares sold	1,200,000	350,000	250,000	450,000
Shares redeemed	(1,150,000)	(800,000)	(400,000)	(500,000)
Shares outstanding, end of year	950,004	900,004	550,004	700,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2020

	Virtus Newfleet Multi-Sector Bond ETF		Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$825,601	$2,293,778	$9,663,263	$11,791,990
Net realized gain (loss)	171,817	(1,691,707)	(79,813,161)	(1,651,252)
Net change in unrealized appreciation (depreciation)	(146,262)	3,349,148	310,452	(7,421,429)
Net increase (decrease) in net assets resulting from operations	851,156	3,951,219	(69,839,446)	2,719,309
Distributions to Shareholders	(782,228)	(2,153,039)	(10,783,196)	(10,417,838)
Distributions to Shareholders from return of capital	(24,957)	(182,502)	—	—
Total distributions	(807,185)	(2,335,541)	(10,783,196)	(10,417,838)

Shareholder Transactions:
Proceeds from shares sold	—	8,370,585	35,182,143	233,033,982
Cost of shares redeemed	(6,084,814)	(84,410,262)	(146,795,038)	(13,991,103)
Net increase (decrease) in net assets resulting from shareholder transactions	(6,084,814)	(76,039,677)	(111,612,895)	219,042,879
Increase (decrease) in net assets	(6,040,843)	(74,423,999)	(192,235,537)	211,344,350

Net Assets:
Beginning of period/year	24,535,261	98,959,260	211,344,350	—
End of period/year	$18,494,418	$24,535,261	$19,108,813	$211,344,350

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	1,000,004	4,150,004	8,550,004	—
Shares sold	—	350,000	1,650,000	9,100,004
Shares redeemed	(250,000)	(3,500,000)	(9,100,000)	(550,000)
Shares outstanding, end of period/year	750,004	1,000,004	1,100,004	8,550,004

1Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2020

	Virtus Real Asset Income ETF		Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,821,205	$4,682,189	$103,895	$104,656
Net realized gain (loss)	(48,890,658)	(210,537)	258,053	(119,315)
Net change in unrealized appreciation (depreciation)	(25,290,744)	(6,303,444)	(674,131)	506,017
Net increase (decrease) in net assets resulting from operations	(69,360,197)	(1,831,792)	(312,183)	491,358
Distributions to Shareholders	(5,787,929)	(4,789,847)	(181,086)	(205,032)

Shareholder Transactions:
Proceeds from shares sold	92,328,946	261,377,230	—	—
Cost of shares redeemed	(161,122,067)	(10,004,253)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(68,793,121)	251,372,977	—	—
Increase (decrease) in net assets	(143,941,247)	244,751,338	(493,269)	286,326

Net Assets:
Beginning of period/year	244,751,338	—	5,281,121	4,994,795
End of period/year	$100,810,091	$244,751,338	$4,787,852	$5,281,121

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	9,900,004	—	200,004	200,004
Shares sold	3,900,000	10,300,004	—	—
Shares redeemed	(8,400,000)	(400,000)	—	—
Shares outstanding, end of period/year	5,400,004	9,900,004	200,004	200,004

1Commencement of operations.

Statement of Cash Flows

For the Year Ended October 31, 2020

The accompanying notes are an integral part of these financial statements.

Virtus InfraCap U.S. Preferred Stock ETF
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(20,394,659)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(115,800,317)
Proceeds from sales of investment securities	118,066,017
Net proceeds from purchased and written options	(415,275)
Net proceeds from securities sold short	11,260,732
Payments made to cover securities sold short	(17,536,685)
Net realized loss on investments	15,308,162
Net realized loss on securities sold shorts	453,524
Net realized loss on written options	546,641
Net realized loss on in-kind redemptions	824,772
Net change in unrealized depreciation on investments	10,499,239
Net change in unrealized appreciation on securities sold short	(89,826)
Net change in unrealized depreciation on written options	10,962
Increase in dividends and interest receivable	(172,005)
Increase Interest expense	50,134
Increase in prepaid expenses	(57)
Decrease in due from brokers	4,842,921
Increase in advisory fees payable	45,785
Net cash provided by operating activities	7,500,065

Cash Flows from Financing Activities:
Proceeds from borrowings	22,959,732
Payments for fund shares sold in excess of in-kind creations	(19,936,019)
Distributions paid	(11,234,509)
Net cash used in financing activities	(8,210,796)
Net decrease in cash	(710,731)
Cash, beginning of year	1,221,008
Cash, end of year	$510,277

Supplementary information:
Interest paid on borrowings	$650,798

Non-cash financing activities:
In-kind creations — Issued	148,042,284
In-kind creations — Redeemed	37,277,934

Financial Highlights

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period February 7, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.26	$23.65	$25.76	$25.06
Investment operations:
Net investment income[2]	1.05	1.32	1.21	1.03
Net realized and unrealized gain (loss)	(3.14)	1.83	(1.85)	0.60
Total from investment operations	(2.09)	3.15	(0.64)	1.63

Less Distributions from:
Net investment income	(1.22)	(1.30)	(1.23)	(0.93)
Return of capital	(0.24)	(0.24)	(0.24)	—
Total distributions	(1.46)	(1.54)	(1.47)	(0.93)
Net Asset Value, End of period	$21.71	$25.26	$23.65	$25.76
Net Asset Value Total Return[3]	(8.06)%	13.78%	(2.60)%	6.54%
Net assets, end of period (000’s omitted)	$52,104	$37,885	$22,468	$20,609

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%	0.45%[4]	0.45%[4]	0.45%[5]
Net investment income	4.75%	5.42%	4.93%	5.48%[5]
Portfolio turnover rate[6]	38%	66%	70%	91%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period May 15, 2018[1] Through October 31, 2018
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$26.43	$24.47	$24.96
Investment operations:
Net investment income[2]	1.40	1.44	0.72
Net realized and unrealized gain (loss)	(6.25)	2.80	(0.45)
Total from investment operations	(4.85)	4.24	0.27

Less Distributions from:
Net investment income	(1.81)	(2.28)	(0.76)
Net realized gains	(0.43)	—	—
Return of capital	(0.08)	—	—
Total distributions	(2.32)	(2.28)	(0.76)
Net Asset Value, End of period	$19.26	$26.43	$24.47
Net Asset Value Total Return[3]	(18.37)%	18.37%	1.02%
Net assets, end of period (000’s omitted)	$146,397	$88,525	$6,118

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	1.47%[4]	2.00%[5,6]	2.13%[7,8]
Net investment income	6.93%	5.66%	6.22%[7]
Portfolio turnover rate[9]	96%	150%	55%[10]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets include interest expense of 0.63% and dividend expense on securities sold short fees of 0.04%.

5The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

6The ratios of expenses to average net assets include interest expense of 0.75% and dividend expense on securities sold short fees of 0.45%.

7Annualized.

8The ratios of expenses to average net assets include interest expense of 1.05% and dividend expense on securities sold short fees of 0.28%.

9Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

10Not annualized.

Financial Highlights

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$26.42	$26.87	$27.73	$18.05	$27.37
Investment operations:
Net investment loss[1]	(0.15)	(0.13)	(0.15)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	12.70	(0.32)	(0.41)	9.80	(9.03)
Total from investment operations	12.55	(0.45)	(0.56)	9.68	(9.17)

Less Distributions from:
Net investment income	—	—	(0.30)	—	—
Net realized gains	—	—	—	—	(0.15)
Total distributions	—	—	(0.30)	—	(0.15)
Net Asset Value, End of year	$38.97	$26.42	$26.87	$27.73	$18.05
Net Asset Value Total Return[2]	47.50%	(1.67)%	(2.05)%	53.66%	(33.73)%
Net assets, end of year (000’s omitted)	$37,018	$23,775	$36,269	$30,501	$18,045

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%[3]	0.79%[3]	0.83%	0.85%[3]
Net investment loss	(0.41)%	(0.50)%	(0.45)%	(0.53)%	(0.67)%
Portfolio turnover rate[4]	81%	67%	65%	45%	54%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$37.86	$36.33	$39.34	$28.91	$30.50
Investment operations:
Net investment income (loss)[1]	(0.19)	(0.20)	(0.21)	0.07	(0.12)
Net realized and unrealized gain (loss)	10.52	1.73	(2.73)	10.36	(1.07)
Total from investment operations	10.33	1.53	(2.94)	10.43	(1.19)

Less Distributions from:
Net investment income	—	—	(0.07)	—	—
Net realized gains	—	—	—	—	(0.40)
Total distributions	—	—	(0.07)	—	(0.40)
Net Asset Value, End of year	$48.19	$37.86	$36.33	$39.34	$28.91
Net Asset Value Total Return[2]	27.27%	4.22%	(7.49)%	36.08%	(3.97)%
Net assets, end of year (000’s omitted)	$26,505	$26,505	$27,248	$37,377	$23,130

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%[3]	0.79%[3]	0.84%	0.85%[3]
Net investment income (loss)	(0.43)%	(0.51)%	(0.49)%	0.19%	(0.43)%
Portfolio turnover rate[4]	46%	41%	32%	34%	35%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$24.54	$23.85	$25.84	$25.96	$25.09
Investment operations:
Net investment income[1]	0.96	1.06	1.12	1.09	0.95
Net realized and unrealized gain (loss)	0.10	0.74	(1.51)	0.22	0.85
Total from investment operations	1.06	1.80	(0.39)	1.31	1.80

Less Distributions from:
Net investment income	(0.91)	(1.02)	(1.15)	(1.10)	(0.93)
Net realized gains	—	—	(0.45)	(0.33)	—
Return of capital	(0.03)	(0.09)	—	—	—
Total distributions	(0.94)	(1.11)	(1.60)	(1.43)	(0.93)
Net Asset Value, End of year	$24.66	$24.54	$23.85	$25.84	$25.96
Net Asset Value Total Return[2]	4.51%	7.74%	(1.62)%	5.26%	7.37%
Net assets, end of year (000’s omitted)	$18,494	$24,535	$98,959	$169,284	$167,474

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.55%[3]	0.80%	0.80%	0.80%	0.80%[3]
Expenses, prior to expense waivers	1.15%[3]	1.06%	0.86%	0.84%	0.91%[3]
Net investment income	3.95%	4.37%	4.51%	4.26%	3.75%
Portfolio turnover rate[4]	103%	95%	82%	113%	100%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$24.72	$24.85
Investment operations:
Net investment income[2]	1.89	1.70
Net realized and unrealized loss	(7.20)	(0.45)
Total from investment operations	(5.31)	1.25

Less Distributions from:
Net investment income	(2.04)	(1.38)
Total distributions	(2.04)	(1.38)
Net Asset Value, End of period	$17.37	$24.72
Net Asset Value Total Return[3]	(21.70)%	5.03%
Net assets, end of period (000’s omitted)	$19,109	$211,344

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.75%[4]	0.75%[5]
Net investment income	8.59%	9.24%[5]
Portfolio turnover rate[6]	24%	22%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus Real Asset Income ETF
	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$24.72	$24.79
Investment operations:
Net investment income[2]	0.64	0.58
Net realized and unrealized loss	(5.95)	(0.12)
Total from investment operations	(5.31)	0.46

Less Distributions from:
Net investment income	(0.74)	(0.53)
Total distributions	(0.74)	(0.53)
Net Asset Value, End of period	$18.67	$24.72
Net Asset Value Total Return[3]	(21.53)%	1.87%
Net assets, end of period (000’s omitted)	$100,810	$244,751

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%[4]	0.55%[5]
Net investment income	2.93%	3.20%[5]
Portfolio turnover rate[6]	91%	15%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period October 10, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$26.41	$24.97	$25.10	$25.00
Investment operations:
Net investment income[2]	0.52	0.52	0.50	0.01
Net realized and unrealized gain (loss)	(2.08)	1.95	(0.53)	0.09
Total from investment operations	(1.56)	2.47	(0.03)	0.10

Less Distributions from:
Net investment income	(0.91)	(0.49)	(0.10)	—
Net realized gains	—	(0.54)	—	—
Total distributions	(0.91)	(1.03)	(0.10)	—
Net Asset Value, End of period	$23.94	$26.41	$24.97	$25.10
Net Asset Value Total Return[3]	(6.20)%	10.60%	(0.11)%	0.38%
Net assets, end of period (000’s omitted)	$4,788	$5,281	$4,995	$5,019

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%	0.49%[4]	0.49%[4]	0.49%[5]
Net investment income	2.04%	2.08%	1.88%	0.76%[5]
Portfolio turnover rate[6]	211%	88%	80%	23%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

Effective July 20, 2020, Virtus WMC Global Factor Opportunities ETF was renamed to Virtus WMC International Dividend ETF and the ticker symbol changed to VWID. Effective July 20, 2020, the Virtus WMC International Dividend ETF changed its distribution frequency from annually to quarterly.

As of October 31, 2020, 10 funds of the Trust are offered for sale. The InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF (each a “Fund” and collectively, the “Funds”) are reported in this annual report. The offering of each Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Funds	Commencement of Operations
InfraCap REIT Preferred ETF	February 7, 2017
Virtus InfraCap U.S. Preferred Stock ETF	May 15, 2018
Virtus LifeSci Biotech Clinical Trials ETF	December 16, 2014
Virtus LifeSci Biotech Products ETF	December 16, 2014
Virtus Newfleet Multi-Sector Bond ETF	August 10, 2015
Virtus Private Credit Strategy ETF	February 7, 2019
Virtus Real Asset Income ETF	February 7, 2019
Virtus WMC International Dividend ETF	October 10, 2017

InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Private Credit Strategy ETF and Virtus Real Asset Income ETF are “non-diversified” Funds, as defined under the 1940 Act, as of the year ended October 31, 2020.

The Funds have the following investment objectives:

InfraCap REIT Preferred ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.

Virtus InfraCap U.S. Preferred Stock ETF seeks current income and, secondarily, capital appreciation.

Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF seek investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index and LifeSci Biotechnology Products Index, respectively.

Virtus Newfleet Multi-Sector Bond ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

Virtus Private Credit Strategy ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index. Virtus Private Credit Strategy ETF is a “fund of funds,” meaning it will generally invest its assets in other registered investment companies.

Virtus Real Asset Income ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index.

Effective September 18, 2020, the Virtus WMC International Dividend ETF’s investment objective changed from seeking capital appreciation with a secondary objective of seeking income, to seeking income.

There is no guarantee that a Fund will achieve its objective(s).

Effective on July 15, 2020 the primary listing exchange of the Virtus WMC International Dividend ETF’s shares changed from NYSE Arca, Inc. to Cboe BZX Exchange, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each

Notes to Financial Statements (continued)

October 31, 2020

Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a)Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates

(b)Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c)Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the fair value hierarchy.

(d)Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Notes to Financial Statements (continued)

October 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2020, is disclosed at the end of each Fund’s Schedule of Investments.

(e)Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

(f)Foreign Taxes

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

(g)Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

(h)Short Sales

The Virtus InfraCap U.S. Preferred Stock ETF may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(i)Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(j)Foreign Currency Translation

Non-U.S. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements (continued)

October 31, 2020

(k)Loan Agreements

The Virtus Newfleet Multi-Sector Bond ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

(l)Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At October 31, 2020, the following Funds had securities on loan:

Funds	Market Value	Cash Collateral	Non Cash Collateral(a)	Net Amount(b)
Virtus LifeSci Biotech Clinical Trials ETF	$9,809,472	$3,668,454	$6,807,140	$0
Virtus LifeSci Biotech Products ETF	5,473,487	1,647,249	3,986,752	0
Virtus Private Credit Strategy ETF	4,779,177	4,377,884	566,957	0
Virtus Real Asset Income ETF	9,032,559	4,228,894	5,022,210	0

(a)Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)Net amount represents the net amount receivable due from the counterparty in the event of default.

Funds not listed in table above did not have any securities on loan at October 31, 2020.

Notes to Financial Statements (continued)

October 31, 2020

The following table presents the contract value of securities lending transactions and the type of collateral provided to counterparties.

Remaining Contractual Maturity of the Agreements, as of October 31, 2020

	Overnight and Continuous	Between
		<30 Days	30 & 90 days	>90 days	Total
Virtus LifeSci Biotech Clinical Trials ETF
Securities Lending Transactions
Commons Stocks	$10,475,594	$—	$—	$—	$10,475,594
Gross amount of recognized liabilities for securities lending transactions:					$10,475,594

Virtus LifeSci Biotech Products ETF
Securities Lending Transactions
Commons Stocks	$5,634,001	$—	$—	$—	$5,634,001
Gross amount of recognized liabilities for securities lending transactions:					$5,634,001

Virtus Private Credit Strategy ETF
Securities Lending Transactions
Commons Stocks	$4,944,841	$—	$—	$—	$4,944,841
Gross amount of recognized liabilities for securities lending transactions:					$4,944,841

Virtus Real Asset Income ETF
Securities Lending Transactions
Commons Stocks	$9,251,104	$—	$—	$—	$9,251,104
Gross amount of recognized liabilities for securities lending transactions:					$9,251,104

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreements

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (collectively, “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of the Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and WMC International Dividend ETF, except for each Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds. The Adviser is entitled to receive a fee from each Fund (unless otherwise noted below) based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
InfraCap REIT Preferred ETF	0.45%, subject to a minimum annual fee of $25,000 per year
Virtus InfraCap U.S. Preferred Stock ETF	0.80%
Virtus LifeSci Biotech Clinical Trials ETF	0.79%
Virtus LifeSci Biotech Products ETF	0.79%
Virtus Newfleet Multi-Sector Bond ETF	0.45%*
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%
Virtus WMC International Dividend ETF	0.49%

*Effective January 1, 2020, the Adviser contractually agreed to reduce its management fee for Virtus Newfleet Multi-Sector Bond ETF to the annual rate of 0.45% of the Fund’s average daily net assets. Prior to January 1, 2020, the Adviser received monthly compensation from the Fund at the annual rate of 0.70% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

October 31, 2020

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet Multi-Sector Bond ETF’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding 0.49% (effective January 1, 2020) of the Fund’s average daily net assets through at least February 28, 2021. Prior to January 1, 2020, the Fund’s expense limitation was 0.80% of the Fund’s average daily net assets.

The expense limitation agreement with respect to Virtus Newfleet Multi-Sector Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2021	2022	2023
Virtus Newfleet Multi-Sector Bond ETF	$81,340	$135,034	$125,300

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below. The Adviser has delegated to the InfraCap REIT Preferred ETF and Virtus InfraCap U.S. Preferred Stock ETF’s sub-adviser the obligation to pay all of the ordinary operating expenses of each of those Funds, except for the management fee paid to the Adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Funds	Sub-Advisers	Sub-Advisory Fees
InfraCap REIT Preferred ETF	Infrastructure Capital Advisors, LLC	0.375%*
Virtus InfraCap U.S. Preferred Stock ETF	Infrastructure Capital Advisors, LLC	0.66%*
Virtus Newfleet Multi-Sector Bond ETF	Newfleet Asset Management, LLC(1)	50% of the net advisory fee*+
Virtus WMC International Dividend ETF	Wellington Management Company LLP	0.21%*

(1)An indirect wholly owned subsidiary of Virtus.

*InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Newfleet Multi-Sector Bond ETF and Virtus WMC International Dividend ETF’s sub-advisory fees are paid for by the Adviser, not the Funds.

+Net advisory fee: In the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Sub- Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Notes to Financial Statements (continued)

October 31, 2020

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan, under which InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF (collectively, the “12b-1 Funds”) are authorized to pay an amount up to 0.25% of their average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the 12b-1 Funds or the provision of investor services. No 12b-1 fees are currently paid by the 12b-1 Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At October 31, 2020, Virtus Partners, Inc. held shares of Virtus WMC International Dividend ETF which may be sold at any time that aggregated to the following:

	Shares	% of share outstanding
Virtus WMC International Dividend ETF	184,503	92.3%

At October 31, 2020, the respective sub-adviser of the below Funds held shares of such Fund which may be redeemed at any time that aggregated to the following:

	Shares	% of share outstanding
InfraCap REIT Preferred ETF	12,328	0.5%
Virtus InfraCap U.S. Preferred Stock ETF	418,009	5.5%

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Notes to Financial Statements (continued)

October 31, 2020

5. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2017, 2018 and 2019), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended October 31, 2020, the Funds had no accrued penalties or interest.

At October 31, 2020, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap REIT Preferred ETF	$51,390,245	$3,524,708	$(3,494,361)	$30,347
Virtus InfraCap U.S. Preferred Stock ETF	197,342,528	8,161,271	(17,988,730)	(9,827,459)
Virtus LifeSci Biotech Clinical Trials ETF	48,070,106	4,295,494	(11,905,504)	(7,610,010)
Virtus LifeSci Biotech Products ETF	30,921,892	3,562,360	(6,665,023)	(3,102,663)
Virtus Newfleet Multi-Sector Bond ETF	18,155,919	640,297	(454,628)	185,669
Virtus Private Credit Strategy ETF	30,190,854	18,668	(7,271,990)	(7,253,322)
Virtus Real Asset Income ETF	136,742,246	4,267,052	(38,538,461)	(34,271,409)
Virtus WMC International Dividend ETF	5,094,457	130,400	(495,890)	(365,490)

At October 31, 2020, the components of accumulated earnings/loss on a tax-basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
InfraCap REIT Preferred ETF	$—	$(6,405,311)	$30,347	$(6,374,964)
Virtus InfraCap U.S. Preferred Stock ETF	—	(12,308,061)	(9,827,459)	(22,135,520)
Virtus LifeSci Biotech Clinical Trials ETF	—	(28,289,971)	(7,610,010)	(35,899,981)
Virtus LifeSci Biotech Products ETF	—	(9,995,404)	(3,102,663)	(13,098,067)
Virtus Newfleet Multi-Sector Bond ETF	—	(3,270,592)	185,704	(3,084,888)
Virtus Private Credit Strategy ETF	254,219	(7,347,866)	(7,253,322)	(14,346,969)
Virtus Real Asset Income ETF	996,349	(20,487,163)	(34,271,409)	(53,762,223)
Virtus WMC International Dividend ETF	152,997	—	(365,245)	(212,248)

Ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended October 31, 2020, the following Funds incurred and elected to defer Late Year Ordinary Losses as follows:

Virtus LifeSci Biotech Clinical Trials ETF	$136,597
Virtus LifeSci Biotech Products ETF	118,478

Notes to Financial Statements (continued)

October 31, 2020

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020			2019
	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains
InfraCap REIT Preferred ETF	$2,574,003	$515,003	$—	$1,369,330	$249,926	$—
Virtus InfraCap U.S. Preferred Stock ETF	10,659,405	407,094	168,010	2,935,509	—	—
Virtus LifeSci Biotech Clinical Trials ETF	—	—	—	—	—	—
Virtus LifeSci Biotech Products ETF	—	—	—	—	—	—
Virtus Newfleet Multi-Sector Bond ETF	782,228	24,957	—	2,153,039	182,502	—
Virtus Private Credit Strategy ETF	10,783,196	—	—	10,417,838	—	—
Virtus Real Asset Income ETF	5,787,929	—	—	4,789,847	—	—
Virtus WMC International Dividend ETF	181,086	—	—	157,016	—	48,016

At October 31, 2020, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

	Short-Term No Expiration	Long-Term No Expiration	Total
InfraCap REIT Preferred ETF	$5,766,842	$638,469	$6,405,311
Virtus InfraCap U.S. Preferred Stock ETF	10,940,317	1,367,744	12,308,061
Virtus LifeSci Biotech Clinical Trials ETF	14,923,751	13,229,623	28,153,374
Virtus LifeSci Biotech Products ETF	3,655,860	6,221,066	9,876,926
Virtus Newfleet Multi-Sector Bond ETF	830,138	2,440,454	3,270,592
Virtus Private Credit Strategy ETF	3,037,172	4,310,694	7,347,866
Virtus Real Asset Income ETF	14,242,929	6,244,234	20,487,163
Virtus WMC International Dividend ETF	—	—	—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. Reclassifications are primarily due to tax treatment of redemptions in kind. At October 31, 2020, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

	Distributable Earnings (Accumulated Deficit)	Paid-In-Capital
InfraCap REIT Preferred ETF	$1,002,102	$(1,002,102)
Virtus InfraCap U.S. Preferred Stock ETF	6,199,333	(6,199,333)
Virtus LifeSci Biotech Clinical Trials ETF	(13,846,473)	13,846,473
Virtus LifeSci Biotech Products ETF	(4,698,890)	4,698,890
Virtus Newfleet Multi-Sector Bond ETF	(740)	740
Virtus Private Credit Strategy ETF	74,600,951	(74,600,951)
Virtus Real Asset Income ETF	29,371,913	(29,371,913)
Virtus WMC International Dividend ETF	—	—

Notes to Financial Statements (continued)

October 31, 2020

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscription in-kind and redemption in-kind for the year ended October 31, 2020 were as follows:

	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap REIT Preferred ETF	$17,208,162	$17,243,192	$25,954,714	$3,978,981
Virtus InfraCap U.S. Preferred Stock ETF	129,757,194	128,233,735	148,042,284	37,277,934
Virtus LifeSci Biotech Clinical Trials ETF	30,722,541	30,000,916	47,415,438	46,587,630
Virtus LifeSci Biotech Products ETF	12,050,459	11,813,084	11,404,410	18,256,486
Virtus Newfleet Multi-Sector Bond ETF	20,998,876	26,954,920	—	—
Virtus Private Credit Strategy ETF	29,724,891	26,756,810	35,193,622	146,749,172
Virtus Real Asset Income ETF	155,448,137	147,214,867	92,213,881	164,932,611
Virtus WMC International Dividend ETF	10,556,412	10,656,127	—	—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Virtus InfraCap U.S. Preferred Stock ETF may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Virtus InfraCap U.S. Preferred Stock may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Operations during the year ended October 31, 2020 were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$210,961
Written options	(546,641)

*Purchased option contracts are included in Net Realized Gain (Loss) on Investments on the Statement of Operations

Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Written options	$(10,962)

For the year ended October 31, 2020, the monthly average market value of the purchased options and written options contracts held by the Fund were $41,115 and $(157,556), respectively.

Notes to Financial Statements (continued)

October 31, 2020

8. BORROWINGS

The Virtus InfraCap U.S. Preferred Stock ETF entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year ended October 31, 2020, the average daily borrowings under the Agreements and the weighted average interest rate were $27,641,246 and 2.06%, respectively.

9. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

Credit Risk

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Cash Concentration Risk

At various times, the Funds may have cash and cash collateral balances that exceed federally insured limits.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on each Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

10. LIBOR REPLACEMENT RISK

The loans in which the Funds invest typically have floating or adjustable interest rates, which are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate, or are set to a specified floor, whichever is higher. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Funds or the instruments in which the Funds invest cannot yet be determined. Industry initiatives are underway to identify alternative reference rates such as the Secured Overnight Funding Rate (“SOFR”), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

Notes to Financial Statements (continued)

October 31, 2020

11. 10% SHAREHOLDERS

As of October 31, 2020, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
InfraCap REIT Preferred ETF	62%	3
Virtus InfraCap U.S. Preferred Stock ETF	65%	3
Virtus LifeSci Biotech Clinical Trials ETF	56%	3
Virtus LifeSci Biotech Products ETF	59%	3
Virtus Newfleet Multi-Sector Bond ETF	66%	4
Virtus Private Credit Strategy ETF	89%	3
Virtus Real Asset Income ETF	97%	1
Virtus WMC International Dividend ETF	92%	1*

*Shareholder account is affiliated.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No.2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

13. CORONAVIRUS (COVID-19) PANDEMIC

The recent global outbreak of COVID-19 has disrupted economic markets, and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Schedule of Investments — InfraCap MLP ETF

October 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 128.0%(1)

Energy — 128.0%
BP Midstream Partners LP	1,179,346	$11,439,656
Cheniere Energy Partners LP	1,576	56,815
Cheniere Energy, Inc.*	1,388	66,443
Crestwood Equity Partners LP	333,513	4,996,025
DCP Midstream LP	1,092,565	13,952,055
Enable Midstream Partners LP	13,196	58,722
Energy Transfer LP(2)	1,639,504	8,443,445
Enterprise Products Partners LP	765,732	12,688,179
Kinder Morgan, Inc.	1,264	15,042
Magellan Midstream Partners LP	140,585	4,996,391
Marathon Petroleum Corp.	462	13,629
MPLX LP	1,116,389	19,213,055
NGL Energy Partners LP	677,049	1,624,918
Noble Midstream Partners LP	637,679	5,082,302
NuStar Energy LP	1,303,286	12,889,498
ONEOK, Inc.(2)	905	26,245
Phillips 66 Partners LP	224,877	5,277,863
Plains All American Pipeline LP	803,827	5,023,919
Shell Midstream Partners LP	971,428	8,499,995
TC PipeLines LP	79,615	2,241,162
Western Midstream Partners LP	1,210,860	9,868,509
Williams Cos., Inc. (The)	22,273	427,419

TOTAL INVESTMENTS — 128.0%
(Cost $234,472,278)		126,901,287
Liabilities in Excess of Other Assets — (28.0)%		(27,794,764)
Net Assets — 100.0%		$99,106,523

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS — (0.0)%(3)

Written Call Options
Energy Transfer LP,
Expires 11/06/20,
Strike Price $6.50	(10,000)	(100)	(200)
Energy Transfer LP,
Expires 11/13/20,
Strike Price $6.50	(11,000)	(110)	(330)
Energy Transfer LP,
Expires 11/20/20,
Strike Price $6.00	(10,000)	(100)	(900)
Energy Transfer LP,
Expires 11/20/20,
Strike Price $7.00	(20,000)	(200)	(400)
Energy Transfer LP,
Expires 11/27/20,
Strike Price $6.00	(20,000)	(200)	(2,000)
ONEOK, Inc.,
Expires 11/06/20,
Strike Price $31.00	(6,000)	(60)	(1,620)

Total Written Options — (0.0)%
(Premiums Received $8,139)			$(5,450)

*Non-income producing security.

(1)Substantially all the securities, or a portion thereof, have been pledged as collateral for borrowings and open written option contracts. The aggregate market value of the collateral at October 31, 2020 was $110,405,674.

(2)Subject to written call options.

(3)Amount rounds to less than 0.05%.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$126,901,287	$—	$—	$126,901,287
Total	$126,901,287	$—	$—	$126,901,287
Liability Valuation Inputs
Written Options	$5,450	$—	$—	$5,450
Total	$5,450	$—	$—	$5,450

Statement of Assets and Liabilities

October 31, 2020

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Assets:
Investments, at cost	$234,472,278
Investments, at value	126,901,287
Cash	430,344
Due from brokers	111,626
Receivables:
Investment securities sold	4,244,907
Capital shares sold	689,194
Tax reclaim	9,516
Dividends and interest	1,173
Prepaid taxes	7,437,014
Total Assets	139,825,061

Liabilities:
Borrowings	39,294,886
Payables:
Investment securities purchased	1,285,580
Interest expense	51,080
Sub-Advisory fees	81,542
Written options, at value(a)	5,450
Total Liabilities	40,718,538
Net Assets	$99,106,523

Net Assets Consist of:
Paid-in capital	$454,898,477
Total distributable earnings (accumulated deficit), net of income taxes	(355,791,954)
Net Assets	$99,106,523
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	7,190,000
Net asset value per share	$13.78
(a)Premiums received from written options	$8,139

Statement of Operations

For the Year Ended October 31, 2020

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Investment Income:
Distributions from master limited partnerships	$23,432,670
Dividend income	765,110
Interest income	3,364
Less: Return of capital distributions	(23,690,179)
Total Investment Income	510,965

Expenses:
Sub-Advisory fees	1,633,095
Dividend and interest expenses	1,604,460
Franchise tax expense	14,026
Total Expenses	3,251,581
Net Investment (Loss) Before Income Taxes	(2,740,616)
Income Tax Benefit (Expense)	(199,058)
Net Investment (Loss), Net of Income Taxes	(2,939,674)

Net Realized Gain (Loss) on:
Investments	(154,567,600)
Written options	2,657,406
Securities sold short	(7,753)
Total Net Realized Loss	(151,917,947)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(27,077,285)
Written options	(242,575)
Total Change in Net Unrealized Depreciation	(27,319,860)
Net Realized and Change in Unrealized Loss	(179,237,807)
Net Decrease in Net Assets Resulting from Operations	$(182,177,481)

Statement of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF[1]
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss, net of income taxes	$(2,939,674)	$(7,632,954)
Net realized loss	(151,917,947)	(92,515,713)
Net change in unrealized appreciation (depreciation)	(27,319,860)	25,658,706
Net decrease in net assets resulting from operations	(182,177,481)	(74,489,961)
Distributions to Shareholders from return of capital	(32,539,202)	(81,518,004)
Total distributions	(32,539,202)	(81,518,004)

Shareholder Transactions:
Proceeds from shares sold	20,771,880	37,768,962
Cost of shares redeemed	(38,884,837)	(87,646,286)
Net decrease in net assets resulting from shareholder transactions	(18,112,957)	(49,877,324)
Decrease in net assets	(232,829,640)	(205,885,289)

Net Assets:
Beginning of year	331,936,163	537,821,452
End of year	$99,106,523	$331,936,163

Changes in Shares Outstanding:
Shares outstanding, beginning of year	7,410,000	8,420,000
Shares sold	1,105,000	640,000
Shares redeemed	(1,325,000)	(1,650,000)
Shares outstanding, end of year	7,190,000	7,410,000

1Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts for all periods have been adjusted as a result of the 1 for 10 reverse stock split (See Note 1).

Statement of Cash Flows

For the Year Ended October 31, 2020

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(182,177,481)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(217,392,189)
Proceeds from sales of investment securities	373,223,937
Net proceeds from purchased and written options	1,079,118
Net proceeds from securities sold short	867,516
Payments made to cover securities sold short	(875,269)
Net realized loss on investments	154,567,600
Net realized loss on securities sold shorts	7,753
Net realized gain on written options	(2,657,406)
Net change in unrealized depreciation on investments	27,077,285
Net change in unrealized depreciation on written options	242,575
Increase in capital shares receivable	(689,194)
Decrease in dividends receivable	850,507
Decrease in prepaid taxes	511,703
Decrease in due from broker	2,119,229
Decrease in interest expense	51,080
Increase in other accrued expenses	(6,862)
Increase in sub-advisory fees payable	(201,058)
Net cash provided by operating activities	156,598,844

Cash Flows from Financing Activities:
Proceeds from borrowings	(80,091,722)
Payments for fund shares sold in excess of in-kind creations	(48,249,814)
Distributions paid	(32,539,202)
Net cash used in financing activities	(160,880,738)
Net decrease in cash	(4,281,894)
Cash, beginning of year	4,712,238
Cash, end of year	$430,344

Supplementary information:
Interest paid on borrowings	1,604,460

Non-cash financing activities:
In-kind creations — Issued	27,437,784
In-kind creations — Redeemed	—

Financial Highlights

October 31, 2020

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$44.80	$63.87	$83.73	$106.32	$142.78
Investment operations:
Net investment loss[1]	(0.09)	(0.96)	(1.52)	(1.70)	(0.75)
Net realized and unrealized loss	(28.94)	(7.91)	(3.24)	(0.09)	(14.91)[2]
Total from investment operations	(29.03)	(8.87)	(4.76)	(1.79)	(15.66)

Less Distributions from:
Net investment income	—	—	—	(5.90)	—
Return of capital	(1.99)	(10.20)[3]	(15.10)	(14.90)	(20.80)
Total distributions	(1.99)	(10.20)	(15.10)	(20.80)	(20.80)
Net Asset Value, End of year	$13.78	$44.80	$63.87	$83.73	$106.32
Net Asset Value Total Return[4]	(62.67)%	(15.62)%	(7.65)%	(3.44)%	(8.60)%
Net assets, end of year (000’s omitted)	$99,107	$331,936	$537,821	$504,879	$119,606

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including deferred income tax expense/benefit	2.01%[5]	2.41%[6]	2.40%[7]	1.93%[8]	1.36%[9]
Expenses, excluding deferred income tax expense/benefit	1.89%[5]	2.40%[6]	2.39%[7]	1.89%[8]	1.58%[9]
Net investment loss	(1.71)%	(1.72)%	(1.96)%	(1.73)%	(0.70)%
Portfolio turnover rate[10]	96%	136%	255%	104%	90%

*Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts for all periods have been adjusted as a result of the 1 for 10 reverse stock split (See Note 1).

1Based on average shares outstanding.

2The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

3The per share distribution amount of $10.20 was originally misclassified and shown as distributions from net investment income in the Fund’s October 31, 2019 Annual Report. This amount has been subsequently reclassified to distributions from return of capital.

4Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

5The ratios of expenses to average net assets include interest expense of 0.93% and tax expense of 0.01%.

6The ratios of expenses to average net assets include interest expense of 1.28% and dividend expense on securities sold short fees of 0.17%.

7The ratios of expenses to average net assets include interest expense of 1.32% and dividend expense on securities sold short fees of 0.13%.

8The ratios of expenses to average net assets includes interest expense fees of 0.94%.

9The ratios of expenses to average net assets includes interest expense fees of 0.63%.

10Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2020, 10 funds of the Trust are offered for sale. The InfraCap MLP ETF (the “Fund”) is reported in this annual report. The offering of the Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Fund	Commencement of Operations
InfraCap MLP ETF	October 1, 2014

The Fund is “non-diversified,” as defined under the 1940 Act, as of the year ended October 31, 2020.

The Fund’s investment objective is to seek total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”). There is no guarantee that the Fund will achieve its objective(s).

Reverse Split

After the close of the markets on March 30, 2020 (the Record Date), the Fund effected a reverse split of its issued and outstanding shares, with a 1 for 10 ratio. Shares of the Fund began trading on the NYSE Arca on a split-adjusted basis on March 31, 2020.

The effect of the reverse split was reducing the number of Shares outstanding and resulted in a proportionate increase in the NAV per Share of the Fund. Therefore, the reverse split did not change the aggregate value of a shareholder’s investment or the total market value of the shares outstanding.

The reverse split was applied retroactively for all periods presented in the financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a)Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b)Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(c)Security Valuation

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

October 31, 2020

(d)Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2020, is disclosed at the end of the Fund’s Schedule of Investments.

(e)Security Transactions, Investment Income and Return of Capital Estimates

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses are recognized on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

(f)Expenses

The Fund pays all of its expenses not assumed by Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) or Virtus ETF Advisers LLC (the “Adviser”). General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

(g)Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(h)Distributions to Shareholders

Distributions to shareholders are declared and paid on a monthly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach based on the Fund’s net cash flow received from portfolio investments.

Notes to Financial Statements (continued)

October 31, 2020

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period.

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Virtus ETF Advisers, LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0 .075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000, paid by the Sub-Adviser as described below.

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Sub-Advisory Agreement

Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Sub-Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0 .95% of the Fund’s average daily net assets . The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Affiliated Shareholders

At October 31, 2020, the Sub-Adviser held shares of the Fund which may be redeemed at any time that aggregated to the following:

Fund	Shares	% of shares outstanding
InfraCap MLP ETF	108,313	1.5%

Notes to Financial Statements (continued)

October 31, 2020

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Fund’s Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Fund. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. Currently, the federal income tax rate for a corporation is 21 percent. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

As of October 31, 2020	Current	Deferred	Total
Federal	$137,602	$—	$137,602
State	61,456	—	61,456
Valuation Allowance	—	—	—
Total Tax Expense/(Benefit)	$199,058	$—	$199,058

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2020
Deferred Tax Assets:
Capital Loss Carryforward	$61,097,412
Net Unrealized Loss on Investment	16,169,572
Other	297,906
Total Deferred Tax Assets	77,564,890
Less Valuation Allowance	(77,564,890)
Net Deferred Tax Assets	$—

Notes to Financial Statements (continued)

October 31, 2020

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. The Fund has a current capital loss carryforward of $266,894,165 of which $885,715 expires in 2021, $264,862 of which expires in 2023, $98,711,551 expires in 2024 and $167,032,037 expires in 2025. The Fund has a current net operating loss carryforward of $0 after expected utilization of $11,752,078 in the current period. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law. Prior to signing into law, net operating losses for tax years beginning after December 31, 2017 carryforward ability was governed by the Tax Cuts and Jobs Act (TCJA). The TCJA established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending October 31, 2022 and beyond. In addition, the CARES Act revised the TCJA language regarding carryforward periods from “NOLs arising in taxable years ending after December 31, 2017” to “NOLs arising in taxable year beginning after December 31, 2017.” Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant changes in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in an adjustment of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax (benefit)/expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows for the Fund:

	Amount	Rate
Income Tax (Benefit) at Statutory Rate	$(38,225,771)	21.00%
State Income Taxes (Net of Federal Benefit)	(3,443,960)	1.89
Permanent Differences, Net	(23,102)	0.01
Effect of State Tax Rate Change	(46,318)	0.03
Provision to Return Adjustment and Other	(358,561)	0.20
Valuation Allowance	42,296,770	(23.24)
Net Income Tax Expense/(Benefit)	$199,058	(0.11)%

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to October 31, 2020, the Fund does not have any accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Currently, the tax years October 31, 2017 and October 31, 2018 are under examination with the Internal Revenue Service. The Fund’s tax years, October 31, 2017, October 31, 2018 and October 31, 2019, remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments, excluding written options and securities sold short, for federal income tax purposes were as follows:

Fund	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap MLP ETF	$197,533,376	$344,264	$(70,976,352)	$(70,632,088)

Notes to Financial Statements (continued)

October 31, 2020

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Fund	Return of Capital	Return of Capital
InfraCap MLP ETF	$32,539,202	$81,518,004

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended October 31, 2020 were as follows:

Fund	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap MLP ETF	$217,065,643	$343,731,836	$27,437,784	$—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2020 are as follows:

Liabilities	Equity Risk
Written options, at value	$(5,450)

Transactions in derivative instruments reflected on the Statement of Operations during the year ended October 31, 2020 were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$(2,451,985)
Written options	2,657,406

*Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Investments**	$379,468
Written options	(242,575)

**Purchased option contracts are included in Change in Net Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

Notes to Financial Statements (continued)

October 31, 2020

For the year ended October 31, 2020, the monthly average market value of the purchased options and written options contracts held by the Fund were $216,423 and $(313,420), respectively.

8. BORROWINGS

The Fund entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year ended October 31, 2020, the average daily borrowings under the Agreements and the weighted average interest rate were $61,975,825 and 2.43%, respectively.

9. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

MLP Risk

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

10. LIBOR REPLACEMENT RISK

The loans in which the Fund invests typically have floating or adjustable interest rates, which are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate, or are set to a specified floor, whichever is higher.On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Funds or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates, such as the Secured Overnight Funding Rate (“SOFR”), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

11. CORONAVIRUS (COVID-19) PANDEMIC

The recent global outbreak of COVID-19 has disrupted economic markets, and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of the issuers of securities in which the Fund invests may be significantly impacted by COVID-19, which may in turn impact the value of the Fund’s investments.

12. 10% SHAREHOLDERS

As of October 31, 2020, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	% of Shares Outstanding	Number of Accounts
InfraCap MLP ETF	56%	3

Notes to Financial Statements (continued)

October 31, 2020

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No.2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting ETFis Series Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations, the statement of cash flows for Virtus InfraCap U.S. Preferred Stock ETF, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations, the cash flows for Virtus InfraCap U.S. Preferred Stock ETF, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Statement of Cash Flows	Financial Highlights
InfraCap REIT Preferred ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	Not applicable	For the years ended October 31, 2020, 2019 and 2018, and the period from February 7, 2017 (commencement of operations) through October 31, 2017
Virtus InfraCap U.S. Preferred Stock ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019, and the period from May 15, 2018 (commencement of operations) through October 31, 2018
Virtus LifeSci Biotech Clinical Trials ETF Virtus LifeSci Biotech Products ETF Virtus Newfleet Multi-Sector Bond ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	Not applicable	For the years ended October 31, 2020, 2019, 2018 and 2017
Virtus Private Credit Strategy ETF Virtus Real Asset Income ETF	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period from February 7, 2019 (commencement of operations) through October 31, 2019	Not applicable	For the year ended October 31, 2020, and the period from February 7, 2019 (commencement of operations) through October 31, 2019
Virtus WMC International Dividend ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	Not applicable	For the years ended October 31, 2020, 2019 and 2018, and the period from October 10, 2017 (commencement of operations) through October 31, 2017

The financial statements of Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF and Virtus Newfleet Multi-Sector Bond ETF as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2020

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Report of Independent Registered Public Accounting Firm (continued)

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap MLP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of InfraCap MLP ETF (one of the funds constituting ETFis Series Trust I, hereafter referred to as the “Fund”) as of October 31, 2020, the related statements of operations and cash flows for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2020

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short-and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on May 27, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees are set forth below. The SAI includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	General Counsel and CCO (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; CCO (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; General Counsel, CCO and COO (2014 to 2018), Shufro, Rose & Co., LLC.	12	Trustee (since 2015), Virtus ETF Trust II (2 portfolios)
Stephen G. O’Grady Year of Birth: 1946	Trustee	Since 2014	None.	12	Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Trustee (2013 to 2015), Greenhaven LLC; Trustee (since 2014), Acacia Group LLC; Trustee (since 2014), ETFS Trust (5 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	12	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2015), Virtus ETF Trust II (2 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	Independent Consultant (since 2013); President (since 2017), ProcureAM, LLC.	12	Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Trustee (since 2018), Procure ETF Trust II (1 portfolio)

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2013), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since 2015

Vice President and Senior Counsel (since 2017); Senior Vice President (2009 to 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Assistant Secretary (since 2017), Virtus Total Return Fund Inc.; Assistant Secretary (2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Variable Insurance Trust; Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since 2015

Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

*As of October 31, 2020, the Fund Complex consisted of the Trust, which consisted of ten portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF and Virtus WMC International Dividend ETF (formerly, Virtus WMC Global Factor Opportunities ETF) and Virtus ETF Trust II, which consisted of two portfolios — Virtus Newfleet Dynamic Credit ETF and Virtus Seix Senior Loan ETF.

**Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-PORT. The Funds’ Form N-PORT are available without charge, upon request, by calling toll-free at (888) 383-0553. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted daily on the Funds’ website at www.virtusetfs.com.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383- 0553, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov .

TAX INFORMATION

For the fiscal year ended October 31, 2020, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
InfraCap REIT Preferred ETF	5.03%	3.08%
Virtus InfraCap U.S. Preferred Stock ETF	55.95%	44.97%
Virtus LifeSci Biotech Clinical Trials ETF	0.00%	0.00%
Virtus LifeSci Biotech Products ETF	0.00%	0.00%
Virtus Newfleet Multi-Sector Bond ETF	0.00%	0.00%
Virtus Private Credit Strategy ETF	1.86%	0.55%
Virtus Real Asset Income ETF	56.11%	27.98%
Virtus WMC International Dividend ETF	74.76%	28.67%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(12/20)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. Pursuant to Item 13(a)(1), a copy of registrant’s amended code of ethics has been filed with the Commission. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $183,800 and $204,863 respectively, for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020.

Audit-Related Fees

(b)	No fees were billed in the registrant’s fiscal years ended October 31, 2019 and October 31, 2020 for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

The aggregate fees billed for assurance and related services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, that are reasonably related to the performance of the audit of the registrant’s financial statements were $36,500 and $29,500, respectively, for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $148,750 for 2019 and $198,300 for 2020.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company were $600,175 for 2019 and $267,065 for 2020.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statements, review of year-end distributions by the Funds to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Funds’ federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $15,435 for 2019 and $16,511 for 2020.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, other than the services reported in paragraphs (a) through (c) of this Item were $103,294 for 2019 and $100,180 for 2020.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2019 and October 31, 2020, aggregate non-audit fees of $867,654 and $582,056, respectively, were billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Stephen G. O’Grady, James A. Simpson, Robert S. Tull, Jr. and Myles J. Edwards.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(a)(4)

Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETFis Series Trust I

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	1/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	1/8/2021

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	1/8/2021

* Print the name and title of each signing officer under his or her signature.